                                                                   Exhibit 10.10

                                      L E A S E


                   LANDLORD:  WATSON LAND COMPANY,
                              a California corporation

                   TENANT:    LEINER HEALTH PRODUCTS INC.,
                              a Delaware corporation

                   DATED:     October 4, 1993





THE SUBMISSION OF THIS DOCUMENT FOR EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO LEASE, OR A RESERVATION OF, OR OPTION FOR, THE PREMISES; THIS DOCUMENT BECOMES EFFECTIVE AND BINDING ONLY UPON EXECUTION AND DELIVERY HEREOF BY LANDLORD. NO ACT OR OMISSION OF ANY EMPLOYEE OR AGENT OF LANDLORD OR OF LANDLORD'S BROKER SHALL ALTER, CHANGE OR MODIFY ANY OF THE PROVISIONS HEREOF.

                              [Portion of Building 156]

                                        INDEX
ARTICLE                                                          PAGE

ARTICLE I - Basic Lease Provisions . . . . . . . . . . . . . . . .  1
ARTICLE II - Common Area, Parking and Condition of Premises. . . .  2
ARTICLE III - Term of Lease. . . . . . . . . . . . . . . . . . . .  3
ARTICLE IV - Rent. . . . . . . . . . . . . . . . . . . . . . . . .  4
ARTICLE V - Taxes and Assessments. . . . . . . . . . . . . . . . .  5
ARTICLE VI - Utility Charges . . . . . . . . . . . . . . . . . . .  7
ARTICLE VII - Hold Harmless. . . . . . . . . . . . . . . . . . . .  7
ARTICLE VIII - Insurance . . . . . . . . . . . . . . . . . . . . .  8
ARTICLE IX - Repairs, Maintenance, Alterations
       and Removal of Equipment. . . . . . . . . . . . . . . . . . 10
ARTICLE X - Inspection of Premises by Landlord . . . . . . . . . . 19
ARTICLE XI - Mechanics' Liens. . . . . . . . . . . . . . . . . . . 19
ARTICLE XII - Damage or Destruction of Premises. . . . . . . . . . 20
ARTICLE XIII - Condemnation. . . . . . . . . . . . . . . . . . . . 21
ARTICLE XIV - Use Of Premises - Assignments. . . . . . . . . . . . 22
ARTICLE XV - Event of Default. . . . . . . . . . . . . . . . . . . 26
ARTICLE XVI - Surrender of Premises. . . . . . . . . . . . . . . . 28
ARTICLE XVII - Delays - Extensions of Time . . . . . . . . . . . . 29
ARTICLE XVIII - Attorneys' Fees. . . . . . . . . . . . . . . . . . 29
ARTICLE XIX - Statement of Lease . . . . . . . . . . . . . . . . . 31
ARTICLE XX - Rights Reserved by Landlord . . . . . . . . . . . . . 32
ARTICLE XXI - Covenant of Quiet Enjoyment. . . . . . . . . . . . . 33
ARTICLE XXII - Recordation . . . . . . . . . . . . . . . . . . . . 33
ARTICLE XXIII - Subordination. . . . . . . . . . . . . . . . . . . 33
ARTICLE XXIV - Security Deposit. . . . . . . . . . . . . . . . . . 34
ARTICLE XXV - Holding Over . . . . . . . . . . . . . . . . . . . . 34
ARTICLE XXVI - General . . . . . . . . . . . . . . . . . . . . . . 35

       26.1   Remedies Cumulative. . . . . . . . . . . . . . . . . 35
       26.2   Successors and Assigns . . . . . . . . . . . . . . . 35
       26.3   Payments and Interest. . . . . . . . . . . . . . . . 35
       26.4   Late Charge. . . . . . . . . . . . . . . . . . . . . 35
       26.5   Late Payments and Impounds . . . . . . . . . . . . . 35
       26.6   Notices. . . . . . . . . . . . . . . . . . . . . . . 36
       26.7   Captions . . . . . . . . . . . . . . . . . . . . . . 36
       26.8   Pronouns and Singular/Plural . . . . . . . . . . . . 36
       26.9   Time of Essence. . . . . . . . . . . . . . . . . . . 36
       26.10  Reasonable Consent . . . . . . . . . . . . . . . . . 36
       26.11  Fair Meaning . . . . . . . . . . . . . . . . . . . . 36
       26.12  Entire Agreement . . . . . . . . . . . . . . . . . . 37
       26.13  No Accord and Satisfaction . . . . . . . . . . . . . 37
       26.14  Choice of Law. . . . . . . . . . . . . . . . . . . . 37
       26.15  Non-Discrimination . . . . . . . . . . . . . . . . . 37
       26.16  Counterparts . . . . . . . . . . . . . . . . . . . . 37
       26.17  Corporate Resolution . . . . . . . . . . . . . . . . 37
       26.18  Reimbursements to Landlord . . . . . . . . . . . . . 37
       26.19  No Guard Service . . . . . . . . . . . . . . . . .   38
       26.20  Brokers. . . . . . . . . . . . . . . . . . . . . . . 38
       26.21  Brokerage Commission . . . . . . . . . . . . . . . . 38
       26.22  Limitation of Liability. . . . . . . . . . . . . . . 39
       26.23  Parking. . . . . . . . . . . . . . . . . . . . . . . 39
       26.24  Lease Reviewed . . . . . . . . . . . . . . . . . . . 39
       26.25  Financial Statements . . . . . . . . . . . . . . . . 39
       26.26  Lease Interest Rate. . . . . . . . . . . . . . . . . 39
       26.27  Tenant's Self-Insurance. . . . . . . . . . . . . . . 40
       26.28  Landlord Bankruptcy Proceeding.. . . . . . . . . . . 40
       26.29  Waiver of Redemption by Tenant; Holding Over.. . . . 40

EXHIBITS

Exhibit A - Performance Standards of Watson Industrial Center
Exhibit B - Outline of Premises
Exhibit C - Form of Lease Addendum
Exhibit D - Operating Expenses
Exhibit E - Hazardous Material Certificate
Exhibit F - Form of Estoppel Certificate
Exhibit G - Initial Improvement Work
Exhibit H - Uses Under Existing Zoning
Exhibit I - Form of Confidentiality Agreement
Exhibit J - Insurance Summary
Lease Rider Number 1

                            MULTI-TENANT INDUSTRIAL LEASE


          This lease ("Lease") is made and entered into as of this fourth day of October, 1993, by and between WATSON LAND COMPANY, a California corporation ("Landlord") and LEINER HEALTH PRODUCTS INC., a Delaware corporation, ("Tenant").

          Landlord and Tenant mutually covenant and agree that Landlord, in consideration of the rent payable by Tenant and the covenants and agreements to be kept, observed and performed by Tenant, hereby rents and leases to Tenant, and Tenant hereby takes and hires from Landlord, the "Premises" (as defined herein), pursuant to the provisions of this Lease, subject to (i) all applicable zoning, municipal, county, state and federal laws; (ii) covenants, conditions, restrictions, reservations, easements, rights and rights-of-way of record; and (iii) Performance Standards of Watson Industrial Center attached hereto as Exhibit A and incorporated herein by reference. In the event of any conflict between the provisions of this Lease and the provisions of the Performance Standards, the provisions of this Lease shall govern.

                                      ARTICLE I
                                BASIC LEASE PROVISIONS


          1.1 DESCRIPTION OF PREMISES: "Premises," as used herein shall mean and refer to that certain space located within the building (the "Building") situated on the real property located in the County of Los Angeles, State of California, commonly known as 901 East 233rd Street, Carson, California, as outlined on the attached Exhibit B, which Premises consists of approximately 45,000 square feet. The Premises, the Building and the parcel of land (the "Land") on which the Building is located are collectively referred to herein as the "Building Complex."

          1.2 STREET ADDRESS OF PREMISES: 901 East 233rd Street, Carson, California.

          1.3  APPROXIMATE PREMISES SQUARE FOOTAGE:  45,000.

          1.4 LEASE TERM: Ten (10) years and five (5) months beginning on November 1, 1993 or such other date as is determined pursuant to the provisions of this Lease (the "Commencement Date") and ending on March 31, 2004 (the "Termination Date").

          1.5 EXTENSION OPTION: Two (2) periods of five (5) years each (See Paragraphs 1 and 2 of the attached Lease Rider).

          1.6 INITIAL MINIMUM RENT: Fourteen Thousand Four Hundred Dollars (14,400).

          1.7 PERIODIC RENT ADJUSTMENTS: See Paragraph 3 of the attached Lease Rider.

          1.8  TENANT'S PRORATA SHARE:  Seventeen percent (17%).

          1.9 ANNUAL TAX BASE AMOUNT: Seventy-Four Thousand Two Hundred Eighty-Seven Dollars ($74,287).

          1.10 ANNUAL INSURANCE BASE AMOUNT: Nineteen Thousand Five Hundred and Eighty-Three Dollars ($19,583).

          1.11 INITIAL SECURITY DEPOSIT: Fourteen Thousand Four Hundred Dollars ($14,400).

          1.12 BROKERS: CB Commercial Real Estate Group (Jeffrey S. Morgan and Goodall W. McCullough, Jr.).

          1.13 INITIAL IMPROVEMENT WORK: See Paragraph 4 of the attached Lease Rider.

          1.14 EXHIBITS AND RIDERS: The following Exhibits and Riders are attached to this Lease and made a part hereof:

               Exhibit A - Performance Standards of Watson
                           Industrial Center
               Exhibit B - Outline of Premises
               Exhibit C - Form of Lease Addendum
               Exhibit D - Operating Expenses
               Exhibit E - Hazardous Material Certificate
               Exhibit F - Form of Estoppel Certificate
               Exhibit G - Initial Improvement Work
               Exhibit H - Uses Under Existing Zoning
               Exhibit I - Form of Confidentiality Agreement Exhibit J - Insurance Summary
               Lease Rider Number 1

          1.15 MAILING ADDRESSES:

               Landlord:      Watson Land Company
                              22010 South Wilmington Avenue
                              Suite 400
                              Carson, California  90745

               Tenant:        Leiner Health Products, Inc.
                              1845 West 205th Street
                              P.O. Box 2010
                              Torrance, California  90510-2010


          (after the          Leiner Health Products
     Commencement Date)       901 East 233rd Street
                              Carson, California  90745



                                   ARTICLE II
                    COMMON AREA, PARKING AND CONDITION OF PREMISES

          2.1 The term "Common Area", as used herein, is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Land that are provided and designated by Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other tenants of the Building Complex, and their respective employees, suppliers, shippers, customers and invitees, and may include, among other things, parking areas, loading and unloading areas, trash receptacle areas, roadways, sidewalks, walkways, parkways, driveways, landscape areas, and other areas commonly found in comparable industrial buildings.

          2.2 Landlord hereby grants to Tenant for the benefit of Tenant and its employees, suppliers, shippers, customers, and invitees, during the "Lease Term" (as defined herein), the non-exclusive right to use the Common Areas, in common with others entitled to such use, as the Common Areas exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules, regulations or restrictions now or hereafter governing the use of the Building Complex. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or
permanently, in the Common Areas.   Any such storage shall be permitted only
by the prior written consent of Landlord, in Landlord's sole and absolute discretion, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, and is not cured within twenty-four (24) hours following notice from Landlord, then Landlord shall have the right, in addition to such other rights and remedies that it may have, to remove the stored items and charge the cost to Tenant, which cost shall be immediately payable upon Landlord's demand and which shall be deemed to be additional rent under this Lease.

          2.3 Landlord or such other person(s) as Landlord may appoint from time to time shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect to the Common Areas and the use and maintenance thereof. Tenant agrees to abide by and conform to such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Landlord shall not be responsible to Tenant for any non-compliance by other tenants in the Building Complex with such rules and regulations.

          2.4 Landlord shall have the right, in Landlord's sole discretion, from time to time: (a) to make reasonable changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) to use the Common Area while engaged in making additional improvements, repairs or alterations to the Building Complex or any portion thereof; (d) to create controlled access or gated parking areas within the Common Areas; and
(e) to do and perform such other acts and make such changes in, to or with respect to the Common Areas and Building Complex as Landlord may, in its reasonable judgment, deem to be appropriate. The Common Areas shall be repaired and maintained by Landlord subject to reimbursement for items included as "Operating Expenses" (as defined herein).

          2.5 Tenant acknowledges that prior to the execution of this Lease, Tenant has been furnished full access to, and has inspected the Premises. Landlord shall deliver the Premises to Tenant clean and free of debris on the Commencement Date. Landlord warrants that the Initial Improvement Work described in the attached Lease Rider No. 1 shall be completed and shall be in good operating condition on the Commencement Date of the Lease Term. If a non-compliance with said warranty exists as of the Commencement Date, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify the same at Landlord's expense. If Tenant does not give Landlord written notice of any non-compliance with this warranty within one year after the Commencement Date, correction of that non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense. Landlord hereby agrees to execute any documentation reasonably requested by Tenant in order to evidence the fact that effective after the first year of the Lease Term, Landlord shall assign all of its right, title and interest in and to any warranties regarding workmanship and material with respect to the Initial Improvement Work including, by way of illustration and not limitation, the warranties regarding the operation of systems such as air-conditioning or heating. Landlord shall cooperate with Tenant relative to the enforcement of any such warranties upon written request by Tenant. Any such warranties which remain in effect upon the expiration or sooner termination of this Lease shall be re-assigned to Landlord. Tenant acknowledges that neither Landlord nor any real estate agent or broker representing Landlord or Tenant has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business. Landlord warrants to Tenant that, to Landlord's actual knowledge, the improvements on the Premises comply with all applicable laws, codes, ordinances, rules or regulations affecting the Premises including, without limitation, laws, codes ordinances, rules or regulations relating to fire or life safety, or access by disabled persons (collectively "Codes") affecting the Premises as of the date the Building was initially constructed, and Landlord has not received any notice or citation for any violation of any Codes in effect as of the date of this Lease with respect to the Building (or with respect to any other building in Watson Industrial Center South which is reasonably similar to the Building and which would lead a reasonable and prudent Landlord to conclude that the violation identified in such notice or citation applied to the Building as well as to such other building).
Landlord shall be responsible for bringing the Premises into compliance with "ADA" requirements as provided in Paragraph 2.2, below. Such warranty does not apply to any Codes relating to Tenant's proposed use of the Premises, and Tenant shall be responsible for determining the suitability and conformity of the Premises with respect to such Codes, and Tenant shall be responsible for making any necessary modifications to the Premises in order to comply with such Codes. Landlord hereby represents to Tenant that the Premises is zoned as set forth in the attached Exhibit H, and such zoning classification permits the uses listed on the attached Exhibit H. Landlord agrees to cooperate with and assist Tenant in connection with Tenant's application for approval of its proposed specific uses of the Premises to the extent such approvals are required by any governmental entity with jurisdiction over the Premises, including assisting Tenant in making any appearances determined to be reasonably necessary by Tenant before any such governmental entity. Landlord's agreement in the immediately preceding sentence shall include cooperation in the same regard with respect to the construction of the proposed overhead bridge conveyor system described in Paragraph 7 of Lease Rider No. 1

          2.6 Landlord agrees that it shall cause the Premises to be brought into compliance with the requirements of Title III of the Americans with Disabilities Act ("ADA") which are applicable to the Premises as of the Commencement Date of the Lease Term with respect to use of the Premises as a warehousing and distribution facility. If Tenant uses or permits the Premises to be used for any use or purpose constituting a "public accommodation" pursuant to the ADA, Tenant shall be responsible for bringing the Premises and related access areas and entrances into compliance with any provisions of the ADA applicable to, or triggered by, such use.


                               ARTICLE III
                              TERM OF LEASE

          3.1 The term of this Lease (the "Lease Term") shall be the period set forth in Item 1.4 of the Basic Lease Provisions. Subject to the terms and conditions of this Lease, the Lease Term shall commence on the Commencement Date and shall terminate on the Termination Date, which dates are specified in Item 1.4 of the Basic Lease Provisions. All of the terms and conditions of this Lease shall apply as of the date this Lease is signed by both Landlord and Tenant (the "Execution Date"); provided, however, that Tenant shall have no obligation to pay Minimum Rent until the Commencement Date. Effective upon the execution of this Lease, Landlord shall cooperate with Tenant in scheduling inspections of the Building by Tenant and its design consultants from time to time as may be reasonably necessary for Tenant to perform its space planning and design work for the Premises. In addition, effective upon the Execution Date, Tenant and its agents, contractors, vendors, and security contractors shall be permitted to enter the Premises for the purposes of plan layout, facilities planning, security activities, construction and installation of Tenant's furniture, fixtures, utilities, telecommunication systems and security systems.


          3.2 If Tenant occupies all or any portion of the Premises with Tenant's personnel or property prior to the date specified in Item 1.4 of the Basic Lease Provisions, such occupancy shall be subject to all terms and provisions of this Lease, and such occupancy shall not advance the Termination Date.

           3.3 Landlord agrees to use diligent efforts to complete the "Initial Improvement Work" (as described in the attached Exhibit G) prior to the Commencement Date. However, Landlord's failure to have completed all of the Initial Improvement Work prior to the Commencement Date shall not delay or extend the Commencement Date, and shall not cause this Lease to be void or voidable.

                                  ARTICLE IV
                                     RENT


          4.1 Tenant agrees to pay to Landlord at the office of Landlord or at such other place as may be designated by Landlord from time to time, without any prior demand therefor and without any deduction or setoff whatsoever, except as may be specifically provided by the provisions of this Lease, as minimum monthly rent ("Minimum Rent"), the sum specified as the Initial Minimum Rent in Item 1.6 of the Basic Lease Provisions. Minimum Rent shall be payable in advance on the first day of each calendar month of the Lease Term. If the Lease Term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, upon the Commencement Date, a pro rata portion of the Minimum Rent for the first fractional calendar month. Minimum Rent payable by Tenant under this Lease is subject to adjustment in accordance with the provisions of Item 1.7 of the Basic Lease Provisions. Unless specifically designated otherwise in this Lease, all fees, charges, costs, expenses or other payments to be paid by Tenant to Landlord pursuant to this Lease shall be deemed to be additional rent.

          4.2 As additional rent hereunder, Tenant shall pay to Landlord monthly, on the first day of each month, as additional rent, Tenant's "Prorata Share" of all expenses described in the attached Exhibit D (the "Operating Expenses"). As used herein, Tenant's "Prorata Share" shall be the percentage amount set forth in Item 1.8 of the Basic Lease Provisions; however, in the event the square footage of the Building is increased or decreased, Tenant's Prorata Share shall be adjusted and shall equal a fraction, the numerator of which is the square footage of the floor area of the Premises and the denominator of which is the total square footage of the floor area of the Building. Operating Expenses shall be estimated by Landlord from time to time, and Tenant's payments of such Operating Expenses shall be based upon such estimates. At the conclusion of each calendar year, Landlord shall compute the actual Operating Expenses of the Building Complex, and Tenant's Prorata Share of such Operating Expenses. If the monthly payments of Operating Expenses made by Tenant during such calendar year are less that the actual amount of the Operating Expenses for such calendar year, Tenant shall, within thirty (30) days after receipt of a statement from Landlord, pay such amounts to Landlord. In the event Tenant has overpaid Landlord, Tenant shall be entitled to credit any such overpayment against Operating Expenses next coming due. Tenant shall have the right, at its sole cost and expense, to cause an audit of Operating Expenses. Any such audit shall be made upon thirty (30) days prior written notice to Landlord, and shall be made, if at all, within ninety (90) days following Tenant's receipt of Landlord's annual computation of Operating Expenses. Any adjustment to Operating Expenses resulting from any such audit shall be made in the same manner as provided above for annual adjustments to Operating Expenses.

                                    ARTICLE V
                              TAXES AND ASSESSMENTS

          5.1 Landlord shall pay the "real estate taxes" (as defined herein) applicable to the Building Complex, subject to reimbursement by Tenant of Tenant's Prorata Share of the amount by which all real estate taxes and assessments, and installments thereof which may be taxed, charged, levied, assessed or imposed during any fiscal tax year occurring during the Lease Term (and any extensions or renewals thereof) upon all or any portion of, or in relation to, the Building Complex, exceed the Annual Tax Base Amount specified in Item 1.9 of the Basic Lease Provisions (the "Excess Tax Amount"). The Excess Tax Amount shall be paid by Tenant to Landlord within fourteen (14) days following the date of Landlord's invoice therefor. In the partial fiscal tax year in which the Lease Term shall commence, and in the partial fiscal tax year in which the Lease Term shall terminate, such taxes and assessments and the Annual Tax Base Amount shall be prorated on a daily basis (using a 365-day year), and Tenant's payment obligations shall be computed accordingly. Tenant shall pay to Landlord, upon demand, the entirety of any increase in real estate taxes assessed by reason of any improvements placed upon the Premises by Tenant.

          5.2 Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. Whenever possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

          5.3 As used herein, the term "real estate taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, rental excise tax, improvement bond or bonds, levy or tax (other than income taxes) imposed on the Building Complex by any authority having the direct or indirect power to tax, including any city, state or the federal government, or any school, agricultural, sanitary, fire, street, drainage, water or other improvement district thereof, as against any legal or equitable interest of Landlord in the Building Complex, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Building
Complex.   With respect to any assessment for capital improvements
benefitting the Premises which is included within the definition of real estate taxes and which is imposed over a period which is substantially less than the estimated useful life of such capital improvements, such assessment shall be amortized over the useful life of the improvement in question, at a commercially reasonable rate of interest, and, notwithstanding any governmental requirement concerning payment, Tenant shall only be obligated to pay installment payments of such assessment based upon the semi-annual amortization payments which would be required during the Lease Term had the cost of such improvements been amortized over the estimated useful life such improvements in equal semi-annual installments and at a commercially reasonable rate of interest. Where any such capital improvement is funded by a bonded indebtedness, the term of the bond maturity shall be deemed to be the useful life of the capital improvement. The term "real estate taxes" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax"; or (ii) the nature of which was hereinbefore included within the definition of "real property tax"; or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978; or (iv) which is imposed by reasons of this transaction, any modifications or changes hereto, or any transfers hereof. Notwithstanding anything to the contrary set forth in the Lease, real estate taxes shall not include: (a) any excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents or receipts), (b) penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments of, and/or to file any tax or information returns with respect to, any real estate taxes, when due, or (c) any other taxes or assessments charged or levied against Landlord which are not directly incurred as a result of the operation of the Premises.

          5.4 If the Building Complex is not separately assessed, Tenant's Prorata Share of the real estate tax liability shall be an equitable proportion of the real estate taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, made in good faith, shall be conclusive.

          5.5 In the event of a sale by Landlord of its fee simple interest in the Premises to a third party, Tenant shall have no obligation to pay any increase in real estate taxes which result from such sale. However, nothing contained in this Paragraph 5.5 shall limit Tenant's obligation to pay any other increases in real estate taxes, including, without limitation, inflation factor adjustments as provided in Section 51 of the California Revenue and Taxation Code and changes in the manner or method of computing or imposing taxes pursuant to applicable law. No transfer of stock of Landlord, and no transfer of the property to a lender pursuant to foreclosure or acceptance of a deed in lieu of foreclosure (or to any purchaser of the Premises or the Building Complex from such a lender) shall constitute a "sale by Landlord of its fee simple interest in the Premises to a third party" for the purposes of this Paragraph 5.5.


                                      ARTICLE VI
                                   UTILITY CHARGES

          6.1 Gas, electricity, power, telephone, sewer, trash collection and waste removal and/or disposal, alarm systems, or other services serving the Premises and the Building Complex (collectively the "Utilities") shall, whenever possible, be separately billed and/or metered, as applicable, to the Premises in Tenant's name, and the cost of operation of such Utilities shall be paid directly by Tenant. The installation costs for any necessary water, gas and electrical meters shall be paid by Tenant. Any and all inspections, taxes, levies or excises in connection with the Utilities and all connection, metering and closing charges, and any tax or excise thereon shall be paid or caused to be paid directly by Tenant. Any utility charges for services benefitting the Building Complex which are not separately metered shall be included in Operating Expenses. Landlord and Tenant (or Landlord only, in Landlord's name, if Landlord so elects) shall contract for water service for the Premises, but Tenant shall be solely responsible for any fees, charges or costs of any nature imposed or incurred in connection with such water service. Landlord may elect to have bills for such water service delivered directly to Tenant, or Landlord may have such bills delivered to Landlord and separately invoice Tenant for the actual cost of such water service. Tenant shall pay any such bill or invoice within ten
(10) days following Tenant's receipt thereof. Landlord shall not be liable to Tenant for any loss, injury, damage, disruption of business or any other harm resulting from any interruption of utility services to the Premises. In the event of any interruption or disruption in utility services to the Premises, Landlord agrees to reasonably cooperate with Tenant to minimize the length and impact of any such interruption or disruption.

                                     ARTICLE VII
                                    HOLD HARMLESS

          7.1 Tenant covenants and agrees that Landlord shall not at any time or to any extent whatsoever be liable, responsible, or in any way accountable for any loss, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person whomsoever who may at any time be using, occupying or visiting the Building Complex or the Premises, or be in, on, or about the same, whether such loss, injury, death or damage shall be caused by or in any way result from or arise out of any act, omission or negligence of Tenant or of any occupant, subtenant, visitor or user of any portion of the Premises or the Building Complex or from fire, steam, electricity, water, rain, act of God, or from the breakage or leakage, or any defect in any pipes, sprinklers, or plumbing, electrical or heating and air conditioning systems or fixtures, or from any other cause. Tenant does hereby release Landlord and agrees to indemnify, defend, hold and save Landlord harmless of, from and against any and all claims, losses, costs, liabilities, expenses or damages whatsoever arising out of or related to any use or occupancy of the Premises by Tenant or any of Tenant's agents, employees, shippers, customers, invitees or contractors (collectively "Losses"), including attorneys' fees and costs on account of any such Losses, except any Losses resulting solely from the willful misconduct or gross negligence of Landlord. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, occupant or user of the Building Complex, nor from the failure of Landlord to enforce the provisions of any other lease affecting the Building Complex.

          7.2 Landlord covenants and agrees that Tenant shall not at any time or to any extent whatsoever be liable, responsible, or in any way accountable to Landlord for any injury to or death of persons which at any time may be suffered or sustained by Landlord or by any person whomsoever who may at any time be using, occupying or visiting the Building Complex or the Premises, or be in, on, or about the same, to the extent such injury or death shall be caused by or in any way result from or arise out of any act, omission or negligence of Landlord, or any of Landlord's agents or employees. To the extent of any loss which is covered by Landlord's property insurance policies and for which a waiver of subrogation under such policies exists, Tenant shall not be liable to Landlord for damage from fire, steam, electricity, water, rain, act of God, or from breakage or leakage, or any defect in any pipes, sprinklers, or plumbing, electrical or heating and air conditioning systems or fixtures, or from any other cause. Landlord agrees to indemnify, defend, hold and save Tenant free and harmless of, from, and against any and all claims, losses, costs, liabilities, expenses or damages, including attorneys' fees and costs on account of any such losses, resulting solely from the gross negligence or willful misconduct of Landlord.

                                     ARTICLE VIII
                                      INSURANCE

          8.1 Unless Tenant elects to become the "Insuring Party" (as defined herein) Landlord shall, throughout the Lease Term, keep the "Building Shell" (as defined in Paragraph 12.1, below) (but not Tenant's trade fixtures, furnishings or equipment) insured against all risks (as the term "all risk" is used in the insurance industry), and for earthquake and flood risks, in such form and with such policy limits as Landlord may determine from time to time, so as to provide reasonable protection of Landlord's ownership interests in the Building Complex at a reasonable cost. Notwithstanding the foregoing, Landlord shall not be required to maintain any insurance which becomes unavailable or commercially unreasonable to carry in the Southern California insurance marketplace. Landlord agrees that prior to changing the insurance limits or deductible amounts of such insurance in a manner which would materially decrease the insurance limits or materially increase the deductible amounts from the limits and deductibles shown in the Insurance Summary attached hereto as Exhibit J, Landlord will notify Tenant and provide Tenant with an opportunity to obtain its own insurance against any increased risk resulting from any such decrease in insurance limits or increase in deductibles or to become the Insuring Party under this Lease. If Landlord fails to so notify Tenant, then in the event of a loss for which insurance is required under this Paragraph 8.1, Tenant shall not be responsible for any additional increment or portion of such loss to the extent such loss would have been covered pursuant to the insurance program described in the attached Exhibit J, but is not covered under the revised insurance program. In the event that Tenant desires to provide insurance on the Building Shell (which insurance shall include policy coverages, limits and deductibles in the same amounts as would be provided by Landlord, and which shall otherwise satisfy the requirements set forth in this Paragraph
8.1 for coverage which would be carried by Landlord, and which shall satisfy the applicable requirements of Paragraph 8.4, below), Tenant may, at any time other than the period from sixty (60) days prior to the expiration of the then-current Policy Year through thirty (30) days following the commencement of the immediately following Policy Year, upon written notice to Landlord and at Tenant's sole cost, elect to obtain, in lieu of Landlord's insurance pursuant to this Paragraph 8.1, Tenant's own insurance on the Building Shell. For purposes of this Lease, the term "Policy Year" shall mean the one-year period following the commencement date for coverage under Landlord's then-effective insurance policy. As of the date of this Lease, the Policy Year for Landlord's existing coverage commenced on July 15, 1993. However, the date of commencement of subsequent Policy Years may change from time to time over the Lease Term. Landlord agrees to provide Tenant with written notice of any change in the commencement date of any Policy Year. In the event of any Insured Loss, regardless of whether Landlord or Tenant is the Insuring Party, Tenant shall be responsible for paying to Landlord any deductible amounts under any insurance policies insuring the Premises, whether carried by Landlord or Tenant, and, in the event Tenant elects to become the Insuring Party under this Paragraph 8.1, Tenant shall be responsible for any coinsurance amounts. Notwithstanding the foregoing, if Landlord is the party carrying the policy of earthquake insurance for the Building Shell, the deductible amount payable by Tenant for any loss resulting from an earthquake shall not exceed five percent (5%) of the full replacement cost of the Building Shell. Such limitation on the deductible amount payable by Tenant for any loss resulting from an earthquake shall not apply if Tenant is the party carrying such earthquake insurance. The party providing the "all risk" property insurance required under this Paragraph 8.1 shall also obtain and maintain "rental value insurance" covering two year's rent (Minimum Rent, real estate taxes, insurance premiums and landscape maintenance charges) payable under this Lease. If, taking into account Landlord's overall insurance program for its properties, it is possible and reasonably practical for Tenant to obtain and maintain in effect one or more of the components of the insurance required pursuant to this Paragraph 8.1, Tenant may do so as provided in this Paragraph 8.1, and in such event Tenant shall be the "Insuring Party" with respect to the risks covered by the insurance so carried by Tenant, and Landlord shall be the "Insuring Party" with respect to the risks covered by the insurance so carried by Landlord.

          8.2 Should Tenant elect to become the Insuring Party as to all or any portion of the insurance described in Paragraph 8.1, above, any insurance so carried by Tenant shall have attached thereto such form of lender's loss payable endorsement as Landlord's Lender may require. Tenant shall, within ten (10) days following Landlord's request therefor, provide Landlord with a copy of the insurance policy or policies obtained by Tenant pursuant to Paragraph 8.1, together with a certificate of insurance for such policy or policies which shall confirm, among other things, that such policy shall not be modified, cancelled or non-renewed without at least thirty (30) days prior written notice to Landlord. If Tenant elects to become the Insuring Party as to all of the insurance described in Paragraph 8.1, Minimum Rent for each month during which Tenant is the Insuring Party shall be reduced by one-twelfth (1/12th) of the Annual Insurance Base Amount set forth in Item
1.9 of the Basic Lease Provisions. If Tenant elects to become the Insuring Party as to only a portion of the insurance described in Paragraph 8.1, then the Minimum Rent for each month during which Tenant is the Insuring Party for such insurance shall be reduced by the portion of one-twelfth of the Annual Insurance Base Amount which is attributable to the insurance originally carried by Landlord (at the rate included in the Annual Insurance Base Amount) so carried by Tenant, and the Annual Insurance Base Amount shall be reduced accordingly. Tenant covenants and agrees to pay to Landlord, as additional rent hereunder, the amount by which the annual premiums and related fees for the insurance specified in Paragraph 8.1 which is carried by Landlord exceeds the Annual Insurance Base Amount specified in Item 1.9 of the Basic Lease Provisions. Such amount shall be paid by Tenant to Landlord within ten (10) days after receipt by Tenant of Landlord's statement of the cost thereof. If at any time during the Lease Term during which Landlord is the Insuring Party, the annual premiums and related fees for the insurance carried by Landlord pursuant to Paragraph 8.1, above, exceeds the "Insurance Cap Amount" (as defined herein), Tenant shall not be required to pay any portion of such premiums and related fees exceeding the Insurance Cap Amount. For the purposes of this Lease, the Insurance Cap Amount for any Policy Year shall be an amount equal to two and one-half (2-1/2) times the Annual Insurance Base Amount, as adjusted by any increases in the "CPI" (as defined in Lease Rider No. 1) from the date of this Lease to the date of the Policy Year in question. In the Policy Year in which the Lease Term shall commence and in the Policy Year in which it shall terminate, such insurance premiums and the Annual Insurance Base Amount shall be prorated on a daily basis (using a 365-day year), and Tenant's payment obligations shall be computed accordingly. With respect to any insurance for which Tenant is the Insuring Party, Tenant shall pay the premiums for such insurance directly to the insurance carrier at Tenant's sole cost and expense.

          8.3 Landlord and Tenant agree that if the Building Shell shall be damaged or destroyed by risks insured against under Paragraph 8.1, or if any of Tenant's machinery, fixtures, furniture, merchandise or other property, real or personal, are damaged or destroyed from any cause covered by a property policy obtained by Tenant, then and to the extent allowable and without invalidating such insurance, and whether or not such damage or destruction was caused by the negligence of the other party, neither party shall have any liability to the other nor to any insurer of the other for or in respect of such damage or destruction. If obtainable, each party shall require all policies of fire or other insurance carried by such party during the Lease Term upon the Building Complex or contents therein to include a provision whereby the insurer designated therein shall waive its right of subrogation against the other party.

          8.4 During the entire Lease Term, Tenant, at Tenant's sole cost and expense, shall procure and maintain in full force and effect personal injury and property damage liability insurance with a combined single limit of not less than Five Million Dollars ($5,000,000). Such insurance may be evidenced by a Primary Policy or a combination of a Primary Policy and an Excess Policy. Tenant's liability insurance shall be primary and any liability insurance maintained by Landlord shall not be contributory. Landlord shall be named as an additional insured in such policies, and a policy endorsement so naming Landlord shall be furnished to Landlord. All such insurance shall insure the performance by Tenant of the indemnity provisions of Article VII of this Lease. In the event that either party hereto shall at any time deem the limits of such liability insurance then carried to be insufficient, the parties shall endeavor to agree upon the proper and reasonable limits for such insurance then to be carried. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance then to be carried shall be determined by an impartial third person knowledgeable of insurance risk matters selected by the parties, or should they be unable to agree upon a selection by an impartial third person such third person shall be chosen by the Presiding Judge of the Superior Court of Los Angeles County upon application by either party made after five (5) days written notice to the other party of the time and place of application. The decision of such impartial third person as to such limits then to be carried shall be binding upon the parties. Such insurance shall be carried with the limits as agreed upon or determined pursuant to this Paragraph until such limits shall again be changed pursuant to the provisions of this Paragraph. The expenses of such determination shall be borne equally between Landlord and Tenant.

          8.5 All of the insurance provided by Tenant under this Article VIII and all renewals thereof shall be issued by such good, responsible and standard companies rated at least A-: Class VII (or the weighted average rating of all insurers in the group of companies providing the insurance carried by Landlord under Paragraph 8.1, if such weighted average rating is lower than A-: Class VII) in the current edition of Best's Insurance Guide, and authorized to do business in California. Any insurance carrier providing Tenant's liability insurance must be an "admitted" carrier in the State of California. The policy or policies of insurance provided for in Paragraph
8.1 hereof shall be payable to Landlord, or to Tenant or jointly to Landlord and Landlord's Lender, and Tenant agrees to endorse any check to the order of Landlord which might be made payable directly to Tenant, or jointly to Landlord and Tenant, by the insurance company. Tenant agrees to immediately comply with any request of the insurance carrier providing insurance described in Paragraph 8.1 if the failure to comply therewith will cause cancellation of such insurance. All policies provided by Tenant shall expressly provide that the policy shall not be cancelled or non-renewed without thirty (30) days' prior written notice to Landlord. Neither Landlord nor Tenant shall do or permit to be done anything which will invalidate the insurance policies provided for in this Article VIII. Upon the issuance or renewal of the liability insurance policy described in this Article VIII, or upon commencement of the Lease Term if such policy is then in force or effect, Tenant shall have its insurance carrier furnish Landlord with a Certificate of said insurance. If requested in writing by Landlord following a claim or occurrence for which coverage may be available under any policy of insurance carried by Tenant under this Lease, Tenant shall reproduce and forward to Landlord a true copy of any such insurance policy. Tenant shall obtain such fire insurance and other insurance on Tenant's machinery, fixtures, furniture and other property, real or personal (or shall self-insure such property), as Tenant deems appropriate, and with which Landlord shall not otherwise be concerned.


                                      ARTICLE IX
                          REPAIRS, MAINTENANCE, ALTERATIONS
                               AND REMOVAL OF EQUIPMENT

          9.1 Landlord shall maintain and repair the foundation, floor slab, exterior walls, roof, asphalt paving, concrete paving and fire sprinkler system of the Premises and the Building Complex at its own cost and expense, (subject to Tenant and insurance contributions relating to damage or destruction affecting the Premises), provided, however, that if any maintenance or repair work for the foundation, floor slab, exterior walls, roof, asphalt paving, concrete paving and fire sprinkler system of the Premises or the Building Complex is required as a result of any negligence or willful misconduct of Tenant or any of Tenant's agents, employees, shippers, customers, invitees or contractors, such work shall be at Tenant's sole cost and expense except to the extent such matter is covered by the insurance required to be carried by Landlord under the terms of this Lease. Tenant shall keep in good order, condition and repair all other portions and components of the Premises (and portions or components of the Building Complex serving the Premises), and including all plumbing, HVAC systems serving the Premises, electrical and lighting systems, ceilings, plate glass and skylights in good order, condition and repair during the Lease Term and any Extended Term. Without limiting the generality of the foregoing, Tenant shall perform all maintenance detailed in Paragraph K (mechanical service controls) of the Performance Standards of the Watson Industrial Center attached hereto as Exhibit A. Tenant shall also maintain any of Tenant's property visible from outside the Building in the same condition, with the surfaces thereof painted at such intervals and such colors as Landlord shall approve. Except as provided below, Tenant shall promptly replace any portion of the Premises or system or equipment in or serving the Premises which cannot be fully repaired. In the event it becomes necessary to replace a component of the HVAC system or lighting for the Premises and such replacement would constitute a capital improvement, Tenant shall pay a portion of the cost of such capital improvement computed by multiplying such cost by a fraction, the numerator of which shall be the total number of years of the Lease Term (including any Extended Term for which Tenant has or ultimately exercises its extension option) and the denominator of which shall be the number of years of the projected useful life of such capital improvement. With respect to any capital improvement to major plumbing lines within the Building which have an aggregate replacement cost in excess of Twenty-Five Thousand Dollars ($25,000.00), Tenant shall pay a portion of such cost of such capital improvement computed by multiplying the total cost of such improvements by a fraction, the numerator of which shall be the number of years remaining in the Lease Term (including any Extended Term for which Tenant has or ultimately exercises its extension option) and the denominator of which shall be fifteen (15). If the replacement of any such capital improvement item occurs prior to the end of the Lease Term, and Tenant subsequently exercises one or both of its extension options, the amount previously computed as being payable by Tenant hereunder shall be adjusted to reflect the change in the numerator of such fraction resulting from Tenant's exercise of such extension option. Tenant's portion of such cost shall be paid in equal monthly payments, amortized at a commercially reasonably interest rate, over the portion of the Lease Term remaining as of the date such capital improvement is commenced. Any payment adjustment resulting from the exercise of an extension option shall be paid by Tenant in equal monthly payments amortized over the Extended Term at a commercially reasonable interest rate. Tenant shall maintain the Premises in an orderly, first-class and fully operative condition. Landlord shall maintain the exterior landscaping for the Building Complex in accordance with Landlord's then-prevailing landscape maintenance standards, and Tenant shall pay to Landlord Tenant's Prorata Share of the amount by which the cost of such landscape maintenance work exceeds the "Landscape Base Amount" of One Thousand Sixty-Five Dollars ($1,065). Such payments shall be made by Tenant within thirty (30) days following Tenant's receipt of an invoice from Landlord. Except for Landlord's obligations for maintenance and repair of the foundation, floor slab, exterior walls, exterior paint, roof, asphalt paving, concrete paving and fire sprinkler system of the Premises and the Building Complex, Landlord shall have no obligation to repair or maintain the improvements or any areas adjacent thereto. Tenant waives the provisions of any law permitting Tenant to make repairs at Landlord's expense.

          9.1.1 If Tenant provides notice (the "Repair Notice") to Landlord of an event or circumstance which Landlord is required to repair, alter or maintain pursuant to the terms of this Lease (a "Required Action"), and Landlord fails to provide the Required Action within the time period required by this Lease, or a reasonable period of time, if no specific time period is specified in this Lease, after a reasonable period of time following the receipt of the Repair Notice (the "Notice Date"), or, in any event, does not commence the Required Action within ten (10) days after the Notice Date and complete the Required Action within thirty (30) days after the Notice Date (provided that if the nature of the Required Action is such that the same cannot reasonably be completed within a thirty (30) day period, Landlord's time period for completion shall not be deemed to have expired if Landlord diligently commences such cure within such period and thereafter diligently proceeds to rectify and complete the Required Action, as soon as possible), then Tenant may proceed to take the Required Action, pursuant to the terms of this Lease, and after delivering a second notice to Landlord specifying that Tenant is taking the Required Action (the "Second Notice").

          9.1.2 Notwithstanding the foregoing, if there exists an emergency such that the Premises or a portion thereof are rendered untenantable and Tenant's personnel are forced to vacate the Premises or such portion thereof and if Tenant gives Landlord notice (the "Emergency Notice") of Tenant's intention to take action with respect thereto (the "Necessary Action") and the Necessary Action is also a Required Action, Tenant may take the Necessary Action if Landlord does not commence the Necessary Action within one (1) business day after the Emergency Notice (the "Emergency Cure Period") and thereafter use its best efforts and due diligence to complete the Necessary Action as soon as possible.

          9.1.3 If any Necessary Action will affect the structural integrity of the Building, or the exterior appearance of the Building, Tenant shall use only those contractors used by Landlord in the Building for work on the Building Systems, or its structure, and Landlord shall provide Tenant (when available and upon Tenant's request) with notice identifying such contractors and any changes to the list of such contractors, unless such contractors are unwilling or unable to perform such work or the cost of such work is not competitive, in which event Tenant may utilize the services of any other qualified contractors which normally and regularly perform similar work in the vicinity of the Building except for any contractors who Landlord specifically notifies Tenant in writing within five (5) business days of Landlord's receipt of a Repair Notice or within one (1) business day of Landlord's receipt of an Emergency Notice that Tenant may not use for such work (which notice shall specify the commercially reasonable reasons for Landlord's not allowing Tenant to use such contractor.)

          9.1.4 If any Requested Action or Necessary Action is taken by Tenant pursuant to the terms of this Paragraph 9.1, and such Required Action or Necessary Action relates to an item for which Landlord is allocated payment responsibility under this Lease, then Landlord shall reimburse Tenant for Tenant's reasonable and documented costs and expenses in taking the Required Action or Necessary Action within thirty (30) days after receipt by Landlord of an invoice from Tenant which sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking the Required Action or Necessary Action on behalf of Landlord (the "Repair Invoice). In the event Landlord does not pay Tenant the amount of the repair invoice within the time required pursuant to this Paragraph 9.1.4, Tenant shall have the right to seek recovery of such amount pursuant to a judicial reference proceeding conducted in accordance with the provisions of Paragraph 18.2, below. If ownership of the Premises or the Building Complex has been conveyed to a person other than: (a) a lender pursuant to foreclosure of acceptance of a deed in lieu of foreclosure; (b) an institutional owner, such as a pension trust fund, life insurance company or commercial bank with a property management presence in California; or (c) a non-institutional owner headquartered in the state of California, then if Tenant obtains a final judgment against such Landlord in such judicial reference proceeding, and such Landlord fails to make the payment to Tenant in the amount of such judgment within ten (10) days following Tenant's demand for such payment, then Tenant shall have the right to deduct up to twenty percent (20%) of the amount of Tenant's monthly Minimum Rent payments under this Lease until such time as Tenant has deducted an amount equal to the amount of such judgment, together with interest on any unpaid outstanding balance of such judgment that may exist from time to time at the Lease Interest Rate.

          9.2 If Tenant fails to maintain and repair the Premises as required pursuant to this Lease, Landlord may, at its election, notify Tenant of Tenant's obligation to undertake such repair and maintenance work. If Tenant fails to commence such work within a reasonable period of time following receipt of such notice (determined in light of then-prevailing facts and circumstances) Landlord may enter the Premises and perform any such work on behalf of Tenant. Notwithstanding the foregoing, no notice to Tenant shall be required in case of emergency, and in the event of an emergency Landlord may enter the Premises and perform such repair and maintenance on behalf of Tenant. In any such case, Tenant shall reimburse Landlord for all costs so incurred immediately upon demand, together with interest thereon at the "Lease Interest Rate" (as defined in Paragraph 26.26, below). Landlord's right to perform maintenance and repair work pursuant to this Paragraph 9.2 shall not be deemed to create any obligation on the part of Landlord to do so, and shall not in any way limit Landlord's remedies under this Lease.

          9.3 Upon the expiration or sooner termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition as received, except for ordinary wear and tear which Tenant is not otherwise obligated to remedy under any provision of this Lease, and except for repair and maintenance items which are the obligation of Landlord pursuant to Paragraph 9.1, above. Any damage to, or deterioration of, the Premises shall be deemed not to be ordinary wear and tear if the same was the responsibility of Tenant under this Lease, and could have been prevented by good maintenance practices. In addition, Landlord may require Tenant to remove any alterations, additions or improvements prior to the termination of the Lease and to restore the Premises to its prior condition, or Landlord may perform such removals and restorations itself, all at Tenant's expense. Notwithstanding the foregoing, Landlord and Tenant hereby agree that Tenant shall not be required to remove from the Premises the Overhead Bridge Conveyor System described in Paragraph 5 of the attached Lease Rider. All alterations, additions and improvements which Landlord has not required Tenant to remove or which Tenant has not elected to remove, as provided herein, shall become Landlord's property and shall be surrendered to Landlord upon the expiration or sooner termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without damage to the Premises. Tenant may, at its election, finance the purchase of, grant security interests in, and otherwise encumber any trade fixtures, furnishings, trade equipment, inventory or other personal property owned by Tenant (collectively, the "Personal Property") (but not any equipment which is a replacement of or an enhancement to any building systems existing on the Premises as of the date of this Lease, or any building equipment which is necessary for the operation or integrity of the Building or the Building Complex) and Landlord agrees to execute a commercially reasonable form of "Landlord Lien Waiver Agreement" should Tenant request Landlord to do so. As used herein, the term "Landlord Lien Waiver Agreement" shall mean an agreement granting the holder of a security interest in the Personal Property the right, upon reasonable notice to Landlord, to enter the Premises for the purposes of taking possession of and removing Tenant's Personal Property. Any such Landlord Lien Waiver Agreement shall include requirements that: (a) such lender repair all damage caused by or arising out of any entry of the Premises or the Building Complex, including any damage caused by the removal of Tenant's Personal Property; (b) the Personal Property be removed no later than thirty (30) days following delivery of a written demand from Landlord to Tenant or such Lender, which demand may be made only following the termination of the Lease; (c) the lender is prohibited from conducting any public sale or auction sale of any of the Personal Property on the Premises or the Building Complex; and (d) the lender indemnify Landlord from and against and all liabilities, losses, damages and expenses arising out of or related to the lender's entry onto or use of the Premises or the Building Complex, or the removal of the Personal Property from the Premises. Tenant agrees to indemnify and hold Landlord harmless from and against any liability, loss, cost, damage or expense relating to the installation, placement, removal or financing of any such Personal Property, except to the extent any damages result solely from the negligence or willful misconduct of Landlord, and except for any damages covered by property insurance carried by Landlord pursuant to the terms of this Lease and for which a waiver of subrogation has been obtained. If, whether in violation of this Lease or pursuant to Landlord's permission (which may be granted or withheld in Landlord's sole and absolute discretion), Tenant installs any "Underground Storage Tanks" (as defined herein) on the Premises or the Building Complex, Tenant shall, at its sole cost and expense, remove any such Underground Storage Tanks immediately upon the request of Landlord, the expiration or sooner termination of this Lease, or the order of any governmental authority, whichever occurs first. Notwithstanding any provisions of this Lease to the contrary, such Underground Storage Tanks shall at all times be and remain the property of Tenant. As used herein, the term "Underground Storage Tank" means any one or combination of tanks, including all pipes, sumps, valves and other equipment connected thereto, which are used for the storage of petroleum products, hydrocarbon substances or fractions thereof, or other Hazardous Materials, and which are located wholly or partially beneath the surface of the ground. Tenant shall repair, at Tenant's expense, any damage to the Premises or the Building Complex caused by the removal of any such machinery or equipment.

          9.4 Tenant shall not, without the prior written approval of Landlord, make any additions, alterations, changes or improvements to the Premises, or the Building Complex or any portion thereof. Any request for approval of additions, alterations, changes or improvements shall be presented to Landlord in writing, accompanied by detailed drawings and specifications. If Tenant so requests, Landlord shall notify Tenant in writing, at the time of Landlord's approval of such additions, alterations, changes or improvements, whether Landlord will require the removal of such additions, alterations, changes or improvements, upon the expiration or sooner termination of the Lease Term. Any item for which Landlord so notifies Tenant that Landlord will not require to be removed is referred to herein as an "Exempt Alteration". If Landlord has indicated that Landlord will require the removal of any addition, alteration, change or improvement, Landlord may subsequently notify Tenant that Landlord will not require the removal of such item, in which event Tenant shall not (unless it has previously done so) remove such alteration, addition, change or improvement. Tenant shall not be required to obtain Landlord's consent for any non-structural additions, alterations, changes or improvements to the Premises which do not affect any building service equipment, and which, as to any particular integrated group of additions, alterations, changes or improvements, have an aggregate cost of less than Twenty Thousand Dollars ($20,000.00). No addition, alteration, change or improvement shall be made which will weaken the structural strength, lessen the value of, interfere with, or make inoperable any portion of the Premises, the Building Complex or the "building service equipment", or change the architectural appearance of the Building Complex, unless such alteration, change or improvement was constructed pursuant to plans and specifications specifically approved by Landlord in writing. All approved additions, alterations, changes and improvements shall be made in workmanlike manner, in full compliance with all laws and ordinances applicable thereto. Except for any Underground Storage Tanks, which shall, at all times be and remain the property of Tenant, all such additions, alterations, changes and improvements shall become a part of the Premises, and become the property of Landlord upon the expiration or sooner termination of the Lease Term; and, unless Landlord shall require removal thereof as required pursuant to Paragraph 16.2, all such improvements, including all building service equipment improvements (but specifically excluding any Underground Storage Tanks), shall remain in and be surrendered as a part of the Premises upon the expiration or sooner termination of this Lease. Tenant shall furnish Landlord with a copy of Tenant's final drawings which accurately set forth with field-grade notations the nature and extent of improvements made by Tenant to the Premises or the Building Complex. Tenant and any assignee or sublessee of Tenant shall obtain Landlord's prior written consent before any signs are installed on or about the Premises or the Building Complex. Such signs shall remain the property of Tenant or any assignee or sublessee who installs the same and they shall be removed from the Premises and the Building Complex at the expiration or sooner termination of the Lease Term. Any damage arising out of or resulting from the installation, placement or removal of such signs shall be repaired by Tenant at Tenant's sole cost and expense. Landlord agrees that it shall not unreasonably withhold its consent to the installation of Tenant's business identity signs for the Premises and the Building Complex. The term "building service equipment" shall include, without limitation, equipment and property ordinarily necessary or convenient for the operation and utilization of a building, such as heaters, air conditioners, solar panels, power panels, transformers, light fixtures, sprinklers, suspended ceilings, plumbing fixtures, walls, cabinets, shelving affixed to walls in office areas, doors, floor coverings, fixtures, fencing, paging systems, emission or pollution control facilities, security and alarm systems, dock levelers, and utility services such as gas, electricity, water, steam, telephone, sewer and other similar services used in connection with the foregoing items. Building service equipment shall also include any related power instal-lations, plumbing installations, pollution control installations, sprinkler installations, energy conservation installations, and security installations, including wiring, conduits, ducts, lines, pipes and meters for the transportation, distribution, measuring and/or disposal thereof. Building service equipment shall also include installations affixed to the Building which serve machinery and equipment, including, without limitation, air lines, conveyors, crane ways, dust collectors, paint booths, buss ducting, power panels and related power installations.

          9.5 Tenant shall have the right, without Landlord's prior approval, to install within the Premises Tenant's equipment, trade fixtures, furniture and furnishings (hereinafter collectively called "Tenant's Equipment"). Under no circumstances, however, shall Underground Storage Tanks be installed on the Premises or the Building Complex. However, Tenant shall notify Landlord in writing and Tenant shall obtain Landlord's prior written approval before the installation of heavy equipment, or heavy trade fixtures in the Premises, and prior to placing any load on the roof or attaching any load to the walls or the underside of the roof of the Building. Tenant shall not install any of Tenant's Equipment in such a manner as to weaken the structural strength of the improvements within the Building Complex, interfere with, or make inoperable any portion of the Premises, the Building Complex or the building service equipment. If Tenant makes any addition, alteration, change, or improvement to the Premises or the Building Complex described in Paragraph 9.4 without Landlord's consent, or if Tenant installs any of Tenant's Equipment in violation of this Paragraph 9.5, then Tenant shall, upon receipt of written notice from Landlord, promptly remove, replace, or otherwise correct such installations in such manner as Landlord shall reasonably require and direct, and Tenant shall reimburse Landlord, on demand and as additional rent, for all architect's, engineer's and legal fees incurred by Landlord in connection with such installations. If Tenant or any person with whom Tenant is engaged in business causes any damage to the Premises, the Building Complex or the improvements, structural or otherwise, Tenant assumes all risk of such damage to any improvements and Tenant shall, upon demand, promptly repair all such damage to the reasonable satisfaction of Landlord. Tenant shall promptly repair any damage to the Premises or the Building Complex arising from the installation, use, and removal of Tenant's Equipment; and Tenant shall restore the Premises to a clean and orderly condition and appearance, state of repair and operating order with all remaining improvements thereon in a good, safe, fully operable condition and in full compliance with all federal, state and local laws, rules, regulations and ordinances. If Tenant fails to perform any act or obligation required of Tenant under this Paragraph 9.5, Landlord shall have the right, but not the obligation, after ten (10) days' written notice to Tenant specifying the action required by Tenant, to enter upon the Premises and perform such act or obligation; unless within such ten (10) day period, Tenant commences to take the specific action and continues to diligently pursue the completion of such action. In the event Tenant fails to so commence and pursue such action and Landlord takes such action on behalf of Tenant, Tenant agrees to pay Landlord, as additional rent within ten (10) days of receipt of Landlord's invoice, for all costs incurred by Landlord in performing Tenant's act or obligation, plus an overhead allowance of fifteen percent (15%) of such cost.

          9.6 Landlord shall not be obligated to maintain or to make any repairs, replacements, or renewals of any kind, nature or description whatsoever to the Premises or the Building Complex, except as specifically provided in this Lease.

          9.7 Tenant shall comply with and abide by all federal, state, county, municipal and other governmental statutes, ordinances, laws, and regulations affecting the Premises, the

Building Complex, the improvements thereon, the business to be conducted therein and thereon by Tenant, or any activity or condition on or in the Premises; provided, however, that if such compliance requires structural or other capital improvements to the Premises or the Building Complex which are not required as a result of the specific use of the Premises or the Building Complex by Tenant, but rather are generally required at law for similar types of buildings, then Tenant shall only be obligated to pay a pro rata portion of the costs of such improvements. Such pro rata portion shall be determined by multiplying the cost of such improvements by a fraction, the numerator of which shall be the number of years remaining in the Lease Term as of the date such capital improvement is commenced (including any years of any Extended Term for which Tenant has exercised or ultimately exercises its extension option) and the denominator of which shall be fifteen (15). If such improvements are performed prior to the end of the Lease Term, and Tenant subsequently exercises one or both of its extension options, the amount previously computed as being payable by Tenant thereunder shall be adjusted to reflect the change in the numerator of such fraction resulting from Tenant's exercise of any such extension option. Tenant's portion of such cost shall be paid in equal monthly payments, amortized at a commercially reasonably interest rate, over the portion of the Lease Term remaining as of the date such capital improvement is commenced. Any payment adjustment resulting from the exercise of an extension option shall be paid by Tenant in equal monthly payments amortized over the Extended Term at a commercially reasonable interest rate. Without limiting the generality of the foregoing, Tenant shall comply with all environmental laws and laws relating to "Hazardous Materials" (as defined herein) affecting the Premises, the improvements therein, the business conducted thereon by Tenant, or any activity or condition on or in the Premises, to the extent that the necessity of such compliance was caused by the act of Tenant or Tenant's agents, employees, invitees, customers, contractors, subcontractors or licensees (collectively "Tenant's Agents"). Tenant shall not be responsible for any costs or expenses of remediating the presence of any "Hazardous Materials" (as defined herein) which were located on the Premises or the Building Complex prior to the Commencement Date (the "Pre-Existing Conditions") or which were not caused by the acts of Tenant or Tenant's Agents, and Landlord shall indemnify and hold Tenant harmless from and against any fines, removal costs or remediation expenses incurred as a result of any such Pre-Existing Conditions or incurred as a result of causes other than the acts of Tenant or Tenant's Agents. This indemnity shall not, however, bind any lender who succeeds to Landlord's interest in the Premises or the Building Complex through foreclosure or acceptance of a deed in lieu of foreclosure, nor any purchaser of the Premises or the Building Complex from such a lender. Tenant shall not install, place, construct or maintain any Underground Storage Tanks on the Premises. Any and all Hazardous Materials and their containers which are brought upon the Premises or the Building Complex by, at the direction of, or with the consent or approval of Tenant shall, at all times, remain the property of Tenant. Tenant warrants that Tenant's business and all activities to be performed by Tenant in, on or about the Premises or the Building Complex shall comply with such statutes, ordinances, laws and regulations; and Tenant agrees to change any such activity or install necessary equipment, safety devices, pollution control systems, or other installations at any time during the Lease Term to so comply therewith. If the Premises are, or become subject to, the Los Angeles County Congestion Management Program (mandated by Sections 65088 et seq of the California Government Code) or the City of Carson Trip Reduction and Travel Demand Measures Ordinance, Tenant shall be responsible, at its sole cost and expense, for complying with all requirements of such programs and ordinances, including, without limitation, any provisions of such programs and ordinances requiring improvements or modifications to the Premises. However, to the extent such compliance requires structural or other capital improvements to the Premises which are not required as a result of the specific use of the Premises by Tenant, but rather are generally required by law for similar types of buildings, such costs shall be allocated between Landlord and Tenant provided above for capital improvements. If, during the Lease Term, Landlord or Tenant is required to convert or replace the HVAC system serving the Premises in order to comply with federal, state or local statutes, laws, ordinances, rules or regulations concerning the use of chlorofluorocarbons (including, without limitation, Freon), then the responsibility for paying the costs of any such conversion or replacement, including, without limitation, the purchase and installation of new equipment, and the alteration of existing HVAC equipment in the Premises to accommodate any new equipment shall be allocated between Landlord and Tenant as provided above. Tenant agrees not to commit or permit waste upon the Premises.

          9.8 Tenant shall (i) not cause or permit any "Hazardous Material" (as hereinafter defined) to be brought upon, kept, used, stored, discharged or released (collectively "used") in or about the Premises or the Building Complex during the Lease Term, without the prior written consent of Landlord.
 Notwithstanding the foregoing, so long as Tenant consistently complies with all applicable legal and regulatory requirements relating to the use, storage, handling and disposal of Hazardous Materials, Tenant shall be permitted to use and store on the Premises reasonable quantities of consumer cleaning products, office supplies and similar over-the-counter cleaning and maintenance supplies. Landlord agrees that it will not unreasonably withhold its consent to the use of any Hazardous Materials of a type and in quantities similar to those used with by other tenants of Landlord at Watson Industrial Center South or any other master planned industrial park owned by Landlord. If Tenant breaches the obligations stated in the preceding sentence, or if any Hazardous Material used on the Premises during the Lease Term results in contamination of the Premises or any adjacent property, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise or result, during or after the Lease Term or any Extended Term, as a result of Hazardous Material so used. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises, the Building Complex and/or adjacent property. Without limiting the foregoing, if any Hazardous Material is used on the Premises or the Building Complex during the Lease Term and results in any contamination of the Premises, the Building Complex and/or adjacent property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises, the Building Complex and/or adjacent property to the condition existing prior to the use of any such Hazardous Material on the Premises, the Building Complex and/or adjacent property; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or adjacent property. As used herein, the term "Hazardous Material" means any petroleum products or other hydrocarbon substances (and fractions thereof) and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. Upon expiration or earlier termination of this Lease, Tenant shall duly execute and deliver to Landlord a certificate (the "Hazardous Material Certi-ficate") in the form of Exhibit E attached hereto. In the event Tenant shall fail to so deliver the Hazardous Material Certificate, such failure shall, without further notice or the passage of time constitute a default under the Lease and, without in any way limiting or impairing Landlord's remedies against Tenant, shall entitle Landlord to retain the entire security deposit held by Landlord to be applied toward payment of the cost of assessing the presence of Hazardous Material on the Premises, the Building Complex and/or adjacent property, and toward payment of all loss, cost, liability, damage and expense of Landlord arising as a result of any such contamination and toward such other costs and expenses of Landlord as Landlord may designate in its sole discretion. Landlord may, if it so desires, cause a properly licensed and qualified environmental consultant to conduct an environmental audit of the Premises and the Building Complex. The scope and detail of such environmental audit shall be reasonably determined by Landlord based on all relevant facts and circumstances then existing. If any environmental audit recommends or suggests that additional testing be conducted, Landlord may require that such additional testing be conducted. If such environmental audit determines that the Premises, the Building Complex or any adjacent property has been contaminated with Hazardous Materials resulting from the acts or omissions of Tenant or Tenant's Agents, and if the corrective action recommendations contained in such environmental audit were not previously made known to Landlord by Tenant as a part of Tenant's own remediation plan for the Premises, then Tenant shall pay the costs of such environmental audit, together with the costs of remediating the effects of such contamination to a standard which complies with all applicable laws and to a standard which will not cause the market value of such property to be diminished. A copy of any environmental audit performed by either Landlord or Tenant shall be promptly delivered to the other party. If, at any time during the Lease Term or upon the termination or earlier expiration of the Lease, Landlord reasonably believes that the Premises or any adjacent property has been contaminated as a result of Hazardous Materials which were used on or about the Premises during the Lease Term, Landlord may require Tenant to conduct an environmental audit (in accordance with the above described criteria) to evaluate the presence of any Hazardous Materials on the Premises and the Building Complex (and the cost of such audit shall be paid by Tenant if such audit indicates that the Premises, the Building Complex or any adjacent property has been contaminated as a result of Hazardous Materials which were used on or about the Premises or the Building Complex by Tenant or Tenant's Agents during the Lease Term), and to cleanup, remediate, and otherwise mitigate the effects of the presence of any such Hazardous Materials on the Premises and the Building Complex consistent with the remediation standards described above, or Landlord may, if it so elects, undertake such an environmental audit and any such cleanup, remediation or mitigation work on behalf of Tenant, at Tenant's sole cost and expense. In any event, any such environmental audit or cleanup, remediation or mitigation work shall be performed by qualified environmental professionals acceptable to Landlord. Nothing contained herein shall be deemed or construed to limit the liability of Tenant to Landlord hereunder for the breach of any covenant of Tenant under this Paragraph 9.8. The provisions of this Paragraph 9.8 shall survive the expiration or earlier termination of this Lease and Tenant's surrender of the Premises to Landlord.

          9.9 On the fifteenth (15th) day of January each year of Lease Term following the year in which the Commencement Date occurs (the "Disclosure Dates"), Tenant shall disclose to Landlord in writing the common and chemical names and the quantities of all Hazardous Materials which were stored, used or disposed of on the Premises and/or the Building Complex during the preceding calendar year. Tenant shall immediately notify Landlord of Tenant's receipt of any notice, citation or other communication received by Tenant relating to the presence, storage, use or release of any Hazardous Materials in, on or about the Premises.

          9.10 Landlord shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the requirements of this Lease. If Tenant is not in compliance with the requirements of the provisions of this Lease relating to Hazardous Materials, Landlord shall have the right, but not the obligation, to notify Tenant that Landlord intends to enter upon the Premises to remedy such condition and, if Tenant fails to remedy such condition within ten (10) days after receipt of such notice and to diligently pursue the complete correction of such condition, then Landlord may, but shall not be obligated to immediately enter upon the Premises to remedy any condition caused by Tenant's failure to comply with the requirements of this Lease. Landlord shall use reasonable efforts to minimize interference with Tenant's business as a result of any such entry by Landlord but shall not be liable for any interference caused thereby.

          9.11 Any failure of Tenant to comply with the provisions of Paragraphs 9.7, 9.8 and 9.9 of this Lease shall be a material default under this Lease, enabling Landlord to exercise any of the remedies set forth in this Lease.

          9.12 Tenant acknowledges its understanding and awareness that the Building was constructed prior to 1979, and that some asbestos-containing materials may have been used in the construction of the Building. Tenant acknowledges its receipt of an "Asbestos Disclosure Letter" from Landlord, a copy of which is incorporated herein by reference. Tenant acknowledges its awareness that the release of asbestos fibers can present a serious health risk, and Tenant agrees that it shall not undertake any activities on the Building Complex or the Premises which might disturb or release asbestos-containing materials without implementing appropriate safety procedures.

          9.13 Pursuant to the requirements of California Health and Safety Code Section 25359.7, Landlord hereby notifies Tenant that Landlord does not know, and does not have reasonable cause to believe, that any release of any Hazardous Materials has come to be located on or beneath the Building Complex. Prior to the Commencement Date, Landlord shall provide to Tenant, for informational purposes only, copies of any Phase I environmental reports and other environmental reports, surveys or studies in Landlord's possession which relate to the Building Complex.


                                 ARTICLE X
                    INSPECTION OF PREMISES BY LANDLORD

          10.1 Tenant agrees that Landlord and the authorized representatives of Landlord shall have the right to enter the Premises upon reasonable notice to Tenant (determined in light of then-prevailing facts and circumstances) at all reasonable times during usual business hours, or at any time in the case of an emergency, for the purpose of (a) inspecting same; and (b) making such repairs or reconstruction to the Premises required by or permitted to be made by Landlord, and (c) performing any work therein that may be necessary by reason of Tenant's default under the provisions of this Lease. Nothing herein shall imply any duty of Landlord to do any work which, under the provisions of this Lease, Tenant is required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work on the Premises, keep and store upon the parking area of or within the Premises, all necessary materials, tools and equipment. Landlord shall not in any event be liable for any inconvenience, annoyance, disturbance, loss of business, or other damage sustained by Tenant while making such repairs or the performance of any such work on the Premises or the Building Complex, or on account of bringing materials, supplies and equipment into or through the Premises or the Building Complex during the course thereof. In the event Landlord makes any repairs or maintenance which Tenant has failed to do or perform, after reasonable notice and time to so perform, the cost thereof plus an overhead allowance of fifteen percent (15%) of such cost shall constitute additional rent and shall be paid to Landlord within ten (10) days of receipt of Landlord's invoice.

          10.2 Landlord is hereby given the right during usual business hours to enter the Premises and to exhibit the same for purposes of sale or mortgage, and during the last six (6) months of the Lease Term to exhibit the same to any prospective tenant.


                                   ARTICLE XI
                                MECHANICS' LIENS

          11.1 Tenant covenants and agrees to keep all of the Premises and the Building Complex free and clear of and from any and all mechanics', materialmen's and other liens for work or labor done, services performed, materials, appliances, transportation or power contributed, used or furnished or to be used in or about the Premises or the Building Complex for or in connection with any operations of Tenant, any alterations, improvements, repairs or additions, which Tenant may make or permit or cause to be made, or any work or construction by, for or permitted by Tenant on or about the Premises or the Building Complex; and at all times Tenant shall promptly and fully pay and discharge any and all claims upon which any such lien may or could be based; and Tenant shall save and hold Landlord, the Premises and the Building Complex free and harmless of and from any and all such liens and claims of liens and suits or other proceedings pertaining thereto. Tenant, or any subtenant, assignee or other occupant of the Premises covenants and agrees to give Landlord written notice not less than ten (10) days in advance of the commencement of any construction, alteration, addition, improvements or repair to the Premises in order that Landlord may post an appropriate notice of Landlord's non-responsibility.

          11.2 No mechanics' or materialmen's liens or mortgages, deeds of trust, or other liens of any character whatsoever created or suffered by Tenant shall in any way or to any extent affect the interest or rights of Landlord in any buildings or other improvements in the Building Complex, or attach to or affect Landlord's title to or rights in the Premises or the Building Complex.

          11.3 Tenant shall have the right to contest any mechanic's lien or other lien claim filed against the Premises or the Building Complex provided that Tenant gives Landlord written notice of such contest, Tenant diligently prosecutes such contest, at all times effectually stays or prevents any official or judicial sale of the Premises and the Building Complex under execution or otherwise, and pays or otherwise satisfies any final judgment adjudging or enforcing such contested lien and thereafter procures record satisfaction or release thereof. If requested in writing by Landlord, Tenant shall furnish to Landlord a surety bond issued by a surety company acceptable to Landlord in an amount not less than one and one-half times the amount of any such mechanic's lien or other lien claim filed against the Premises or the Building Complex.


                               ARTICLE XII
                   DAMAGE OR DESTRUCTION OF PREMISES

          12.1 In the event the "Building Shell" (as defined herein) is damaged or destroyed, then so long as the cost of repairing such damage or destruction is covered by insurance policies carried by the appropriate Insuring Party (except for deductible amounts, which shall in all cases be paid by Tenant), Landlord shall repair and restore the Building Shell (but not any of Tenant's trade fixtures, furnishings or equipment) to its condition existing prior to said damage or destruction, and this Lease shall continue in full force and effect. Any damage or destruction of the type described above is referred to herein as an "Insured Loss." As used herein, the term "Building Shell" shall mean the core and shell of the Building as it exists as of the date of this Lease, together with any alterations and improvements thereto which are generally recognized and accepted as being real property in nature, and which, by the terms of this Lease become the property of Landlord upon the expiration or sooner termination of this Lease. The proceeds of insurance maintained pursuant to Paragraph 8.1 shall be delivered to Landlord and shall be used to pay the cost and expense of repairing and rebuilding the Building Shell. If Landlord is the Insuring Party, and if the cost of repairing any damage or destruction to the Building Shell is not covered by insurance due solely to Landlord's failure to obtain and maintain in effect the policies of insurance which Landlord is required to maintain pursuant to Paragraph 8.1, above, then such damage and destruction shall be treated in the same manner as an Insured Loss pursuant to this Paragraph 12.1. If Tenant is the Insuring Party, and if the cost of repairing any damage or destruction to the Building Shell is not covered by insurance due solely to Tenant's failure to obtain and maintain in effect the policies of insurance which Tenant is required to maintain pursuant to Paragraph 8.1, above, then such damage and destruction shall be treated in the same manner as an Insured Loss pursuant to this Paragraph 12.1, but Tenant shall be required to pay to Landlord the full amount of any costs of repairing such damage or destruction which would have been covered by insurance had Tenant maintained the required insurance, and Tenant shall be required to pay to Landlord the full amount of any deductible amounts which Tenant would have been required to pay pursuant to the terms of this Lease had Tenant maintained the required insurance.

          12.2 In the event the Building Shell is damaged or destroyed, and, for reasons other than the Insuring Party's failure to maintain in effect the insurance which the Insuring Party is required to maintain pursuant to Paragraph 8.1, above, the cost of repairing such damage or destruction is not covered by insurance policies carried by the Insuring Party (an "Uninsured Loss"), then so long as the cost of repairing such damage or destruction does not exceed the "Cap Amount" (as defined herein), Landlord shall repair and restore the Building Shell (but not any of Tenant's trade fixtures, furnishings or equipment) to its condition existing prior to said damage or destruction, and this Lease shall continue in full force and effect. As used herein, the term "Cap Amount" shall mean the amount of Five Hundred Thousand Dollars ($500,000). In the event of an Uninsured Loss having a repair cost which is equal to or less than the Cap Amount, Landlord and Tenant shall each contribute one-half of the repair cost of such Uninsured Loss (up to a maximum contribution amount of Two Hundred Fifty Thousand Dollars ($250,000) each for Landlord and Tenant). If Landlord is the Insuring Party as to all or any part of insurance required pursuant to Paragraph 8.1, and the repair cost of such Uninsured Loss exceeds the Cap Amount, Landlord and Tenant shall each have the right to terminate this Lease upon thirty (30) days written notice to the other. However, if a party has elected to terminate this Lease pursuant to this Paragraph 12.2, the other party may prevent termination of the Lease pursuant to this Paragraph 12.2 by paying (in addition to any other amounts to be paid by such party pursuant to this Paragraph 12.2) the amount by which the cost of repairing such Uninsured Loss exceeds the Cap

Amount. If Tenant is the Insuring Party as to all of the insurance required pursuant to Paragraph 8.1, and the repair cost of such Uninsured Loss exceeds the Cap Amount, Landlord shall have the right, within thirty (30) days following the date of such Uninsured Loss, to elect to either: (a) terminate this Lease; or (b) repair such damage or destruction, in which event Tenant shall pay to Landlord Tenant's portion of the Cap Amount, plus any repair costs in excess of the Cap Amount, and this Lease shall continue in full force and effect.

          12.3 In the event Landlord is the Insuring Party as to a particular risk and the Building Shell is damaged or destroyed, and the cost of repairing such damage or destruction (exclusive of deductible amounts, which in all cases shall be paid by Tenant) is not fully covered by insurance policies carried by Landlord, then Landlord may, at its election, either:
(a) terminate this Lease upon thirty (30) days written notice to Tenant; or
(b) repair such damage or destruction, in which event this Lease shall remain in full force and effect. However, if Landlord has elected to terminate this Lease pursuant to this Paragraph 12.3, Tenant may prevent termination of the Lease pursuant to this Paragraph 12.3 by paying to Landlord, in addition to the deductible amounts otherwise payable by Tenant, the portion of the cost of repairing such damaged improvements which is not fully covered by insurance policies carried by Landlord. If Landlord is the Insuring Party as to earthquake coverage, the deductible amount payable by Tenant for any loss resulting from an earthquake shall not exceed five percent (5%) of the full replacement cost of the Building Shell. Such limitation on the deductible amount payable by Tenant for any loss resulting from an earthquake shall not apply if Tenant is the Insuring Party as to earthquake coverage. In the event Tenant is the Insuring Party as to a particular risk, then if the Building Shell is damaged or destroyed, and the cost of repairing such damage or destruction is partially or fully covered by insurance policies required to be carried by Tenant pursuant to the terms of this Lease, then Tenant shall pay to Landlord, in addition to the deductible amounts otherwise payable by Tenant, the full amount of cost of repairing such damaged improvements, and this Lease shall continue in full force and effect.

          12.4 Upon the occurrence of any damage or destruction to the Building Shell, Landlord shall, within thirty (30) days following the date of occurrence of such damage or destruction, provide to Tenant a written notice of Landlord's reasonable and good faith estimate of the time required to complete the repair and restoration of the Building Shell ("Landlord's Time Estimate"). Landlord's Time Estimate shall be supported by a certification letter addressed to both Landlord and Tenant from a properly licensed and qualified general contractor selected by Landlord, stating the opinion of such contractor as to the number of days following the issuance of the necessary building permits necessary to complete the repair and restoration of the Building Shell. If Landlord reasonably estimates that such repair and restoration will take more than two hundred seventy (270) days to complete (measured from the date of issuance of necessary building permits for the repair and restoration work) either Landlord or Tenant may elect to terminate this Lease upon written notice to the other, which notice shall be given, if at all, within twenty (20) days following Tenant's receipt of Landlord's Time Estimate. Once such notice has been delivered, the twenty (20) day response period has expired and the repair and restoration work has commenced, neither party shall have the right to terminate this Lease as a result of the occurrence of such damage or destruction, regardless of the actual time necessary to complete such repair and restoration work, but Landlord agrees that it shall use diligent efforts to complete the restoration work in a timely manner. Upon termination of this Lease pursuant to this Paragraph 12.4, Tenant shall pay to Landlord one (but not more than one) of the following amounts:

(a) the deductible amount payable by Tenant in the event of an Insured Loss, if the damage and destruction results from an Insured Loss; or (b) Tenant's portion of the Cap Amount, if the damage and destruction results from an Uninsured Loss. If the reconstruction of the Building Shell is delayed beyond the date established for completion of repair and restoration work as provided in the general contract between Landlord and the general contractor selected by Landlord to perform such repair and restoration work (the "General Contractor"), and if Tenant actually suffers damages as a result of such delay, then so long as Landlord continues to receive the proceeds of rent abatement insurance during the period of such delay, Landlord shall assign to Tenant (to the extent of any damages actually suffered by Tenant as a result of such delay) any liquidated damages or other damages payable by the general contractor pursuant to the terms of its general contract as a result of such delay. To the extent Landlord does not receive sufficient rent abatement insurance proceeds to fully compensate Landlord for any abatement of rent under this Lease, Landlord shall have a first priority claim to any such liquidated damages or other damages payable by the general contractor.

          12.5 The Minimum Rent payable by Tenant pursuant to the provisions of Paragraph 4.1 shall abate, in the proportion that the part of the Premises rendered unusable to Tenant bears to the whole thereof, from the date of the damage or destruction through the time required by Landlord to repair and rebuild the Building Shell, but only to the extent to which Landlord receives, or is ultimately entitled to receive, reimbursement for such abatement pursuant to the rental value insurance maintained under Paragraph
8.1 of this Lease. If, as of the date any payment of Minimum Rent is due under this Lease, Landlord is the party responsible for obtaining rent abatement insurance pursuant to Paragraph 8.1, and Landlord has not received reimbursement from its insurance carrier for the Minimum Rent then due under this Lease, then the Minimum Rent then due under this Lease shall nonetheless be abated, so long as Landlord is ultimately entitled to receive reimbursement for such rent abatement from Landlord's insurance carrier. Except for abatement of such Minimum Rent, if any, Tenant shall have no claim against Landlord by reason of any damage, destruction, repair or rebuilding of the Premises.

          12.6 Subject to the provisions of this Paragraph 12.6, if the Building Shell is damaged or destroyed, either partially or totally, during the last year of the Lease Term, Landlord or Tenant may, at such party's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party of the electing party's election to do so within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Tenant possesses an option to extend the Lease Term, and the time within which Tenant may exercise such option has not expired, then if Tenant validly exercises such option within twenty (20) days after the occurrence of such damage or destruction, Landlord shall not have the right to terminate this Lease pursuant to this Paragraph 12.6, and the other applicable provisions of this Article XII shall govern the repair and restoration of the Building Shell or the termination of this Lease (as the case may be). If there is only partial damage to the Premises, and either Landlord or Tenant desire for this Lease to continue in effect notwithstanding such partial damage, then this Lease shall not terminate as a result of such partial damage, so long as all of the following terms and conditions are satisfied (or are waived by Landlord): (a) Landlord shall only be obligated to repair or restore such partial damage to the extent that the full costs of repairing such partial damage are covered by insurance proceeds and Tenant payments relating to such damage; (b) Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that Tenant's continued use and occupancy of the Premises is in compliance with all applicable Codes and will not violate the terms of any insurance policies affecting the Premises: (c) Landlord shall have received the consent of any lender holding a mortgage or deed of trust encumbering the Premises to such continued use and occupancy of the Premises and such non-restoration of the Premises; (d) Minimum Rent for the portion of the Building which is rendered unusable as a result of such partial damage (and which is not actually used by Tenant) shall be reduced on pro rata basis, but in no event shall the amount of such reduction exceed twenty percent (20%) of the total Minimum Rent otherwise payable under this Lease and Landlord shall be fully compensated for any such rent abatement by the rent abatement insurance required pursuant to the terms of Article VIII of this Lease; (e) Tenant shall indemnify and hold Landlord harmless from and against any loss, cost, damage, liability or expense arising out of or related to any such use or occupancy of the partially damaged Building; and
(f) at least eighty percent (80%) of the floor area of the Building can continue to be used and occupied by Tenant notwithstanding such partial damage.

          12.7 Tenant waives the provisions of any statutes which relate to termination of leases when the leased premises are destroyed; and Tenant agrees that such event shall be governed by the terms of this Lease and not by any such statute.


                                ARTICLE XIII
                                CONDEMNATION

          13.1 If title to all or any portion of the Premises or the Building Complex shall be taken by any public or quasi-public use or authority under any statute or by right of eminent domain, or by private purchase in lieu thereof, then the rights of the parties to share in the condemnation award or purchase price thereby resulting shall be governed by the provisions of this
Article XIII.

          13.2 Should all or such portion of the Premises or the Building Complex be taken in such a manner as to materially interfere with Tenant's use and occupancy thereof, then this Lease shall terminate as of the date that possession of said Premises or part thereof shall be taken. Landlord shall be entitled to (a) any amount paid for the taking of Landlord's fee interest in the Building Complex, (b) any severance damages included in the award, (c) any amount paid for the taking of the Premises except that paid for any improvements made to the Premises by Tenant which remain the property of Tenant, and (d) any amount which represents the present worth of rent payments to be made in the future under the provisions of this Lease; and none of Landlord's interests in the above shall be subject to any diminution or apportionment whatsoever. Tenant shall be entitled to compensation paid under condemnation for the taking of any improvements made to the Premises by Tenant which remain the property of Tenant, for Tenant's relocation expenses, loss of good will and/or loss of Tenant's trade fixtures.

          13.3 In the event of a partial taking of the Premises or the Building Complex which does not materially interfere with Tenant's continued use and occupancy of the Premises and there remains sufficient of the Premises for the continued use of Tenant, then this Lease shall terminate only as to the part so taken, as of the date that possession of such part of the Premises is taken, and the Minimum Rent and Tenant's Prorata Share herein provided for shall be reduced in proportion as the square footage of building floor area taken bears to the total building floor area existing before such taking. In the event of a partial taking, Landlord agrees to replace or repair the Building Complex to its condition as existed when the Lease Term commenced, and without regard to improvements made by Tenant, by reinstalling plumbing, electrical, wiring, walls and paving, if necessary, so that said Building Complex shall be completely operable and an integral whole. In the event of such partial taking, Landlord shall be entitled to receive all amounts described in the second sentence of Paragraph 13.2; and none of Landlord's interest in the above shall be subject to any diminution or apportionment whatsoever. Tenant shall be entitled to compensation paid under condemnation for the taking of any improvements made to the Premises by Tenant which remain the property of Tenant, for Tenant's relocation expenses, loss of good will and/or loss of Tenant's trade fixtures.

          13.4 Landlord and Tenant agree to execute all documents and assignments necessary to carry out this Article XIII in the event of condemnation or purchase in lieu thereof.


                               ARTICLE XIV
                     USE OF PREMISES - ASSIGNMENTS

          14.1 Tenant shall have the right to use the Premises for manufacturing, packaging and distributing vitamins, over-the-counter or prescription drugs and related products in compliance with all applicable laws and regulations, including, without limitation, environmental laws and laws relating to Hazardous Materials; and Tenant agrees such use shall comply with all applicable laws and regulations in effect when this Lease Term commences and as may be amended or newly enacted during the Lease Term. Tenant shall not use the Premises for the retail sale of property. Tenant shall not conduct nor permit to be conducted any auction or auction sale at the Premises. Tenant covenants and agrees that it shall not permit any of its employees, agents, contractors, vendors or shippers to park trucks, automobiles, trailers or other vehicles on any of the public streets in the general vicinity of the Premises or the industrial or business park in which the Premises are located. Tenant's use of the Premises is subject to limitations imposed by the Watson Industrial Center Performance Standards and the limitations contained in this Lease.

          14.2 Tenant shall not assign, sublet or otherwise transfer this Lease, or Tenant's interest in and to the Premises, nor enter into any license or concession agreements with respect thereto, without first procuring the written consent of Landlord. Any such attempted or purported assignment, subletting, transfer, or license or concession agreement (collectively "Transfer") without Landlord's prior written consent shall be void and of no force and effect, and shall not confer any interest or estate in the purported transferee (the "Transferee") and shall, at Landlord's option, constitute an incurable default under this Lease. Tenant shall have no right to mortgage, hypothecate or otherwise encumber its leasehold estate in the Premises or its rights under this Lease, and Landlord and Tenant specifically agree that any such mortgage, hypothecation or encumbrance by Tenant is strictly and absolutely prohibited. Landlord hereby agrees to consent to Tenant's subleasing, in the aggregate, up to five thousand square feet (5,000) of floor area of the Premises to vendees, suppliers and consultants to Tenant, and any such sublease shall be treated in the same manner as a Transfer to an Affiliate as provided herein. Landlord agrees that, in the event of a proposed Transfer to an "Affiliate" (as defined herein), Landlord will not withhold its consent to such Transfer so long as:
(i) such Affiliate's use of the Premises is in conformance with Paragraph 14.1; (ii) such Affiliate's use of the Premises will not result in any material increase in the potential risk to Landlord arising out of or relating to Hazardous Materials; and (iii) such Transfer will not cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Internal Revenue Code; and (iv) Landlord, acting reasonably and in good faith, determines that such Transfer does not present an unreasonable risk relating to the use, storage or disposal of Hazardous Materials. . As used herein, the term "Affiliate" shall mean any corporation for which fifty percent (50%) or more of the voting stock (i) is owned by Tenant; or (ii) is owned, directly or indirectly, by a corporation owning more than fifty percent of the voting stock of Tenant. Any transfer of stock or other ownership interest of Tenant which is made with the purpose or which has the practical effect of circumventing the Transfer restrictions imposed under this Article XIV shall be deemed to be a Transfer requiring Landlord's consent. The consent of Landlord required hereunder shall not be unreasonably withheld; however, a condition precedent to any consent to a Transfer shall be Tenant's agreement to pay to Landlord as rent any costs and expenses incurred by Landlord for review and consultation by Landlord's legal counsel, securing credit reports, administrative overhead and the like. Notwithstanding the foregoing, Landlord and Tenant agree that, in determining whether to reasonably consent to a proposed transfer, Landlord may consider, among other things, any or all of the following factors:

               14.2.1 The reputation of the Transferee (including any principals, partners or shareholders of such assignee, subtenant to Transferee), including, without limitation, the Transferee's reputation for dishonesty, criminal conduct or unethical business practices;

               14.2.2 The financial capacity of the proposed Transferee to perform its obligations under this Lease (or in the event of a Transfer of less than all of the Premises, the financial capacity of the proposed Transferee to perform its obligations as to the portion of the Premises Transferred to such Transferee);

               14.2.3 Whether the business experience and quality of business operations of the proposed Transferee is comparable to that of Tenant;

               14.2.4    The credit history of the proposed Transferee;

               14.2.5 The intended use of the Premises by the proposed Transferee, and Landlord's assessment of the impact of such use upon the Premises and neighboring properties;

               14.2.6 Whether the proposed Transferee's use of the Premises will involve the generation, storage, use, treatment or disposal of any Hazardous Materials, or will in any way increase any potential risk or liability to Landlord arising out of or relating to Hazardous Materials; and

               14.2.7 Whether the proposed Transferee is acceptable to the holder of any mortgage or deed of trust encumbering the Building Complex (but provided, however, that the time for approving or disapproving any Transfer as provided herein shall not be extended by the need to obtain the consent of any such mortgage holder or deed of trust beneficiary).

          14.3 Notwithstanding any permitted Transfer, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of rent and for compliance with all obligations under the terms, provisions and covenants of this Lease. All Transfer agreements shall expressly provide that, in the event of a default by Tenant under this Lease, the Transferee covenants and agrees with Landlord, contemporaneously with receipt of written notice from Landlord that Tenant is in default of this Lease, and for so long as such default continues, but not for a period of time in excess of the term of the Transfer, to accept Landlord as Landlord of Transferee, to attorn to Landlord as Landlord, to thereafter perform all duties and responsibilities under the Transfer agreement directly to Landlord for Landlord's sole benefit, and to cure any default of Tenant under this Lease. Upon the occurrence of any default by Tenant, if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such subtenant all rents becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease. Any sale, assignment, transfer or hypothecation of Tenant's interest under this Lease, and any proposed subletting or occupancy of the Premises not in compliance with this Article XIV shall be void.

          14.4 Should Tenant desire to make a Transfer of the Premises, Tenant shall give not less than thirty (30) days' prior written notice thereof to Landlord setting forth the name of the proposed Transferee, the term, use, rental rate and other relevant particulars of the proposed Transfer, including, without limitation, evidence satisfactory to Landlord that the proposed Transferee will not use, store or dispose of any Hazardous Materials in or on the Premises or the Building Complex, and that the proposed Transferee will immediately occupy and thereafter use the Premises for the entire term of the Lease or the sublease (as the case may be). Such notice shall be accompanied, in the case of a sublease, by a copy of the proposed sublease, and in the case of any Transfer, any documents or financial information Landlord may require in order to make a determination as to the suitability of the Transferee.

          14.5 Landlord shall have the right to condition its consent to any subletting or assignment upon payment by Tenant to Landlord of fifty percent (50%) of all "Transfer Consideration" (as defined herein) received or to be received, directly or indirectly, by Tenant on account of such subletting or assignment to a party other than an Affiliate. Notwithstanding the foregoing, in the event of a termination of the "Teledyne Lease" prior to its scheduled termination date, and the amendment of this Lease to become a "Direct Lease" of the "Sublease Space" (as the quoted terms are defined in Paragraph 9 of the attached Lease Rider) pursuant to Paragraph 9 of the attached Lease Rider, one hundred percent (100%) of all Transfer Consideration relating to the Sublease Space for the period of time up to the scheduled termination date of the Teledyne Lease shall be paid to Landlord. In no event shall Tenant's monetary obligations to Landlord, as set forth in this Lease, be reduced. Such Transfer Consideration shall be paid to Landlord at the same time or times as the same is paid to or used by Tenant. "Transfer Consideration" shall mean (i) in the case of a sublease, any consideration paid or given, directly or indirectly, by the sublessee to Tenant pursuant to the sublease for the use of the Premises, or any portion thereof, over and above the rent, however denominated, in this Lease, payable by Tenant to Landlord for the use of the Premises, or portion thereof (after subtracting therefrom actual and reasonable attorneys' fees and brokerage commissions, costs of tenant improvements, costs of environmental studies and other economic concessions made by the sublessee or incurred by Tenant in connection with such sublease), prorating as appropriate the amount payable by Tenant to Landlord under this Lease if less than all of the Premises is sublet, and (ii) in the case of an assignment, the gross amount of any consideration paid or given, directly or indirectly, by the assignee to Tenant in exchange for entering into the assignment. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not (i) sublet or assign the Premises or this Lease on any basis such that the rent or other amounts to be paid by the sublessee or assignee thereunder would be based, in the whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (ii) furnish or render any services to the sublessee or assignee or operate the Premises so subleased or assigned; (iii) sublet or assign the Premises or this Lease to any person that Tenant or Landlord owns, directly or indirectly (by applying the constructive ownership rules set forth in Section 856(d)(5) of the Internal Revenue Code [the "Code"]), provided, however, that the restriction contained in this item (iii) shall not apply to an assignment of this Lease to an Affiliate of Tenant if no Transfer Consideration arises and if Landlord does not own, directly or indirectly (as described above), an interest in such assignee; (iv) sublet or assign less than substantially all of the Premises or this Lease pursuant to a sublease or assignment under which Transfer Consideration is paid; or (v) sublet or assign the Premises or this Lease in any other manner which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code.

         14.6 In addition to Landlord's right of approval pursuant to Paragraph 14.2, above, and Landlord's right to share in Excess Rents pursuant to Paragraph 14.5, above, in the event Tenant contemplates a proposed Transfer of all or substantially all of the Premises for all or substantially all of the remaining Lease Term (except for a proposed Transfer to an Affiliate), Tenant shall notify Landlord, in writing, of Tenant's desire to commence to locate a proposed Transferee. Landlord shall then have the option to cancel this Lease effective on a date which is no later than sixty
(60) days following the date of Landlord's notice to Tenant of Landlord's exercise of such option. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within thirty (30) days following Landlord's receipt of Tenant's written notice of Tenant's intention to locate a proposed Transferee. Upon any such cancellation, Tenant shall pay to Landlord all amounts, as estimated by Landlord, payable by Tenant to such termination date with respect to any obligations, costs or charges which are the responsibility of Tenant under this Lease as of the termination date.
 Further, upon any such cancellation Landlord and Tenant shall have no further obligations or liabilities to each other with respect to the affected portion of the Premises, except with respect to obligations or liabilities which have accrued as of such cancellation date (in the same manner as if such cancellation date were the date originally fixed for the expiration of the Lease Term, or Extended Term, as the case may be).

          14.7 Tenant shall in no event assign less than its entire interest in this Lease. This Lease shall not be assignable by operation of law, except that if Tenant is a natural person, this Lease shall be binding upon and inure to the benefit of the estate of Tenant.

          14.8 If this Lease is assigned to any person or entity pursuant to the provisions of the "Revised Bankruptcy Act" (Title 11 of the United States Code; 11 U.S.C. Section101 et seq.), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Revised Bankruptcy Act. Any and all monies or other considerations constituting Landlord's property under this Article XIV not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Revised Bankruptcy Act shall be deemed without fur-ther act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment.

          14.9 Landlord shall have the right to sell, transfer, delegate or assign any of its rights or obligations under this Lease but Landlord shall not assign its obligations to Tenant under this Lease unless Landlord simultaneously assigns its ownership interest in the Premises to the same party.


                                 ARTICLE XV
                              EVENT OF DEFAULT

          15.1 Tenant shall be in default under this Lease if:

               15.1.1 Tenant shall fail to make any payment of Minimum Rent, Operating Expenses, any additional rent payable hereunder, or any other monetary obligation required of Tenant under this Lease (including, without limitation, restoration of any security deposit as required under this Lease) and such failure shall continue for ten (10) days after Tenant's receipt of written notice from Landlord that said rent or monetary obligation is due and payable as provided in this Lease; or

               15.1.2 Tenant shall neglect or fail to perform or observe any of the covenants herein contained on Tenant's part to be performed or observed, and Tenant shall fail to remedy the same within thirty (30) days after Landlord shall have given to Tenant written notice specifying such neglect or failure (provided, however, that if the performance or observance of any such covenant reasonably requires more than thirty (30) days to perform, Tenant shall not be in default under this Lease as a result of Tenant's failure to perform or observe any such covenant within such thirty
(30) day period, so long as Tenant has commenced the actions necessary to perform or observe such covenant within such thirty (30) day period, and is diligently pursuing such cure to completion); or

               15.1.3 Tenant shall abandon the Premises and such abandonment shall continue for a period of fourteen (14) consecutive days during which Minimum Rent for the Premises has remained unpaid.

          15.2 In the event of any default by Tenant, and without any further notice or demand, Landlord shall have the right at Landlord's election, then or at any time thereafter, to:

               15.2.1 Terminate this Lease, which shall terminate Tenant's right to the use, occupancy and possession of the Premises, and Tenant shall immediately surrender possession of the Premises to Landlord; or

               15.2.2 Re-enter and take possession of the Premises or any part thereof as provided by law, in which event this Lease shall terminate effective when Landlord takes possession; or

               15.2.3 Continue this Lease in effect and enforce any or all rights and remedies of Landlord under this Lease, including the right to recover Minimum Rent, additional rent and charges equivalent to rent (sometimes collectively referred to herein as "rent") as they become due under this Lease, for so long as Landlord does not terminate Tenant's right to possession of the Premises; or

               15.2.4    Seek any legal or equitable relief permitted by law.

          15.3 If Landlord terminates this Lease as provided in subparagraphs
15.2.1 or 15.2.2 hereof, Landlord shall have the right to recover from Tenant:

               15.3.1 The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease; and

               15.3.2 The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

               15.3.3 The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

               15.3.4 Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's breach or which in the ordinary course of things would be likely to result therefrom; such as, the reasonable cost of recovering possession of the Premises, expenses of reletting including reasonable attorney's fees and any real estate commissions paid or payable, necessary repair, restoration, renovation, or alteration of the Premises, and care and safekeeping of the Premises.

                         "The worth, at the time of the award," as used in
subparagraphs 15.3.1 and 15.3.2 of this Paragraph, is to be computed by allowing interest at the Lease Interest Rate in effect when each installment of rent referred to in said subparagraphs became payable. "The worth, at the time of the award," as referred to in subparagraph 15.3.3 of this Paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

          15.4 If Tenant shall breach this Lease and abandon the Premises, this Lease shall continue in full force and effect for so long as Landlord does not terminate Tenant's right to possession of the Premises, and Landlord may enforce all of its rights and remedies under this Lease, including but not limited to the right to recover rent and charges equivalent to rent as they become due under this Lease. For the purposes of this Paragraph 15.4 and Paragraph 15.2, the following acts by Landlord shall not constitute a termination of Tenant's right to possession of the Premises: (i) maintenance or preservation of the Premises, (ii) efforts to relet the Premises, or (iii) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under the Lease.

          15.5 In the event Landlord re-enters and takes possession of the Premises, Landlord may at Landlord's option require Tenant to remove from the Premises any of Tenant's property located therein. If Tenant fails to do so, Landlord shall not be responsible for the care or safekeeping thereof and may remove any of the same from the Premises and place the same in storage in a public warehouse at the cost, expense and risk of Tenant with authority to the warehouseman to sell the same in the event that Tenant shall fail to pay the costs of transportation and storage, all in accordance with the rules and regulations applicable to the operation of a public warehouseman's business. Any refusal by a public warehouseman to accept personal property located in the Premises upon such condition shall be conclusive evidence that the same is of no substantial value, and shall be an unconditional warrant to Landlord for disposing of the same in any manner Landlord may see fit, and without accountability for any alleged value thereof. In addition, Landlord may, at Land-lord's election, dispose of said property pursuant to the provisions of Sections 1980 through 1991 of the California Civil Code. In any and all such cases of re-entry, Landlord may make any repairs in, to or upon the Premises which may be necessary, desirable or convenient, and Tenant hereby waives any and all claims for damages which may be caused or occasioned by such reentry or any of the aforesaid acts of Landlord or by reason of any loss or destruction or damage to any property in or about the Premises or any part thereof.

          15.6 Tenant further covenants and agrees that if Landlord fails or neglects for any reason to take advantage of any of the terms hereof provided for the termination of this Lease or for the termination or forfeiture of the estate hereby leased, or if Landlord, having the right to declare this Lease terminated or the estate hereby leased terminated or forfeited, shall fail so to do, any such failure or neglect of Landlord shall not be or be deemed or be construed to be a waiver of any provisions for the termination of this Lease continuing to exist or for the termination or forfeiture of the estate hereby leased subsequently arising, or as a waiver of any of the covenants, terms or conditions of this Lease or of the prompt performance thereof by Tenant. None of the covenants, terms or conditions of this Lease can be waived by conduct of the parties or by estoppel; any claim or waiver must be in writing and signed by the party entitled to the benefit thereof.


                             ARTICLE XVI
     SURRENDER OF PREMISES

          16.1 Upon any termination of this Lease, whether by lapse of time, cancellation pursuant to an election provided for herein, forfeiture, or otherwise, Tenant shall immediately surrender possession of the Premises (excepting those improvements which Landlord shall have required Tenant to remove therefrom pursuant to Paragraph 9.3 hereof) to Landlord in a clean and orderly condition and appearance, state of repair and operating order, and with all such improvements thereon in a good, safe, fully operable condition, and in full compliance with all Federal, State and local laws, rules, regulations and ordinances (including, without limitation, any laws, rules, regulations and ordinances relating to Hazardous Materials) and each provision of this Lease, including without limitation the provisions of
Article IX hereof. If possession is not immediately surrendered, Landlord may, with process of law, enter the Premises and repossess the same and expel Tenant or any subtenant or occupant therefrom. Landlord shall hold the Premises after any such re-entry free of any right, privilege or estate of Tenant and without any duty or obligation to Tenant in respect of any subsequent reletting or disposition of the Premises. If Tenant's business operations on the Premises or uses of the Premises involve any generation, storage, use, treatment or disposal of any Hazardous Material, Tenant shall be responsible for removing any such Hazardous Materials from the Premises and the Building Complex and for decontaminating the Premises and the Building Complex and any neighboring properties affected by such Hazardous Materials.

          16.2 Upon the termination of this Lease, Tenant, if not in default hereunder at the time, shall have the right to remove, and if directed so to do by Landlord shall remove, from the Premises, all of Tenant's machinery, equipment (excluding building service equipment), trade fixtures, signs, furniture, furnishings, supplies and inventory then installed or in place in, on or about the Premises or the Building Complex. Except as hereinafter expressly set forth, such removal shall be completed prior to the expiration or earlier termination of this Lease. Tenant shall make all repairs to the Premises or the Building Complex required because of such removal and Tenant shall surrender the Premises to Landlord in good condition, reasonable wear and tear which Tenant is not otherwise obligated to repair under this Lease excepted. If this Lease shall terminate at any time other than the time herein fixed as the expiration of the Lease Term, and occurring not due to a default by Tenant, then Tenant, if not in default hereunder at the time, shall have a reasonable time thereafter to effect the removal of the foregoing items, not to exceed sixty (60) days.

          16.3 If any of Tenant's machinery, equipment, trade fixtures, signs, furniture, furnishings, supplies and inventory remain on the Premises after the end of the term hereof or time allowed to remove the same, such property shall be deemed abandoned by Tenant and it shall become the property of Landlord without any claim therein of Tenant should Landlord so elect, subject to the terms on any Landlord Lien Waiver Agreement executed by Landlord.

          16.4 Upon termination of this Lease, Tenant shall surrender the Premises and the relevant portion of the Building Complex in a "broom-clean" condition, with all refuse and debris removed therefrom, and with all electrical, plumbing, heating and air conditioning installations in a good, safe and fully operable condition, and prior to such termination, Tenant shall fill or repair any holes or openings made by Tenant in the walls, roof or floor of the building, remove any protuberance, and perform any maintenance or repairs required of Tenant by this Lease. Nothing contained in this Paragraph 16.4 shall be deemed to limit Tenant's repair and maintenance obligations pursuant to Article IX of this Lease. If directed so to do by Landlord, Tenant shall also remove any improvements, additions or alterations made to the Premises or the Building Complex by Tenant (except for any Exempt Alterations as described in Paragraph 9.1, above) and thereafter restore the Premises and the Building Complex to their original condition, even though such improvements by the terms of this Lease become a part of the Premises and the property of Landlord.


                             ARTICLE XVII
                      DELAYS - EXTENSIONS OF TIME

          17.1 The time within which Landlord or Tenant is obligated herein to construct, repair or rebuild any building, improvement or other structure shall be extended and the performance excused when the delay is occasioned by the other party (such as failure to promptly give required approvals, or installation of machinery and equipment during construction which interferes with or delays the contractor); or by strikes, threats of strikes or lockouts; blackouts, war, threats of war, bombing, insurrection, riot or invasion; acts of God, calamities, civil commotions, violent action of the elements or fire; action, inaction or delayed action of any governmental agency; regulations or laws of any national, state or local governmental authority; unavailability of materials at reasonable prices, delays in delivery of materials by suppliers or weather conditions which impair or delay construction; or other matters or things, whether similar or dissimilar to the foregoing, beyond the reasonable control of the obligated party. Delayed action by a governmental agency shall be deemed to occur if a building permit is not issued within forty-five (45) days after drawings, specifications, and engineering calculations for such permit are filed for plan check with such governmental agency.


                           ARTICLE XVIII
                          ATTORNEYS' FEES

          18.1 In the event that either Landlord or Tenant brings any action or proceeding against the other for possession of the

Premises or for the recovery of any sum due hereunder, or to interpret or enforce any provision of this Lease or any rights of either party hereto, or because of the breach of any covenant, condition or provision hereof, or for any other relief against the other, declaratory or otherwise, including appeals therefrom and whether being an action based upon a tort or contract, then the prevailing party to this Lease in any such proceeding shall be paid reasonable attorneys' fees and costs of such action or proceeding including an allowance for reasonable attorneys' fees for appeals and rehearings. Notwithstanding the provisions of California Civil Code Section 1717, the term "prevailing party" as used herein shall include, without limitation, both a party as to whom a lawsuit is dismissed (with or without prejudice) without the written consent of that party and, if the lawsuit is one for declaratory relief, that party whose contentions are substantially upheld as to the interpretations of this Lease. Any attorneys' fees payable pursuant to this Article may be claimed either as court costs or in a separate suit. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any such lawsuit shall be entitled to its reasonable attorneys' fees incurred in any post-judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Lease into any judgment on this Lease. Should Landlord be made a party to any suit or proceeding brought by a third party, arising by reason of Tenant's use or occupancy of the Premises and not being a dispute essentially between Landlord and Tenant, then Tenant shall defend Tenant and Landlord therein, at Tenant's sole cost and expense, and shall hold Landlord free and harmless from any claim loss, liability, duty or obligation therein, including any reasonable attorneys' fees of Landlord.

     18.2 At the election of either Landlord or Tenant, either party shall have the right to have any dispute arising under this Lease heard by a reference procedure pursuant to the provisions of California Code of Civil Procedure Section 638 et seq., for a determination to be made which shall be binding upon the parties as if tried before a court or jury. Notwithstanding the foregoing, any action to recover possession of the Premises as a result of a default by Tenant shall be brought and maintained pursuant to the provisions of California Code of Civil Procedure Sections 1159 et seq., and the provisions of this Paragraph 18.2 shall not apply to any such actions. The parties agree specifically as to the following:

          (a) Within seven (7) days after service of a demand by a party hereto, the parties shall agree upon a single referee who shall then try all issues, whether of fact or law, and then report a finding and judgment thereon. If the parties are unable to agree upon a referee, either party may seek to have one appointed, pursuant to California Code of Civil Procedure Section 640, by the presiding judge of the Los Angeles County Superior Court. The venue for any judicial reference heard pursuant to this Paragraph 18.2 shall be Los Angeles County.

          (b) The compensation of the referee shall be such charge as is customarily charged by the referee for like services. The cost of such proceeding shall initially be borne equally by the parties. However, the prevailing party in such proceeding shall be entitled, in addition to all other costs, to recover its contribution for the cost of the reference as an item of damages and/or recoverable costs.

          (c) If a reporter is requested by either party, then a reporter shall be present at all proceedings, and the fees of such reporter shall be borne by the party requesting such reporter. Such fees shall be an item of recoverable costs. Only a party shall be authorized to request a reporter.

          (d) The referee shall apply all California Rules of Procedure and Evidence and shall apply the substantive law of California in deciding the issues to be heard. Notice of any motions before the referee shall be given, and all matters shall be set at the convenience of the referee.

          (e) The referee's decision under California Code of Civil Procedure Section 644, shall stand as the judgment of the Court, subject to appellate review as provided by the laws of the State of California.

          (f) The parties agree that any such dispute shall be decided as soon as practicably possible. The date of hearing for any proceeding shall be determined by agreement of the parties and the referee, or if the parties cannot agree, then by the referee, but in no event shall the date of the hearing be later than one hundred twenty (120) days after the date of the service or demand.

          (g) The referee shall have the power to award damages and all other relief in the event of a violation of any of the provisions of this Lease which are to be resolved pursuant to this Paragraph 18.2.



                               ARTICLE XIX
                           STATEMENT OF LEASE

  19.1 Tenant shall, at any time and from time to time during the Lease Term (or any Extended Term), upon not less than fourteen (14)
days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a written certificate substantially in the form attached hereto as Exhibit F, certifying: (i) that this Lease represents the entire agreement between Landlord and Tenant, and is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (ii) the dates to which Minimum Rent and other charges or additional rent have been paid in advance, if any; (iii) the Commencement Date and Termination Date of the Lease Term; (iv) whether Tenant has assigned, subleased or otherwise transferred the Premises, this Lease or any interest of Tenant therein; (v) the then-current amount of Minimum Rent and any Security Deposit paid by Tenant to Landlord under this Lease; (vi) the date upon which, and the amount or method by which, Minimum Rent, additional rent or other charges payable under this Lease will next be adjusted or increased (if at all); (vii) that there are no options to extend the term of this Lease, or if any such options exist, describing any such options and stating the terms and conditions upon which any such options may be exercised; (viii) that there are no rights of first refusal to purchase the Premises or lease additional space contiguous to the Premises, or if any such rights of first refusal exist, stating the terms and conditions upon which the same may be exercised; (ix) that to the best knowledge of Tenant there are not any uncured defaults on the part of Landlord under this Lease, and that Tenant has no right of offset, counterclaim or deduction against Minimum Rent or other payment obligations of Tenant under this Lease, or specifying such defaults if any are claimed together with the amount of any offset, counterclaim or deduction alleged by Tenant; and
(x) that Landlord has fully performed each and all of its construction, repair and maintenance obligations (if any), as required under this Lease, except as may be specifically set forth in said statement (if applicable), and that Tenant, subject to any such stated exception(s), accepts the Premises in their present condition.

          19.2 In addition to the certificate required pursuant to Paragraph 19.1, above, Landlord shall have the right to require Tenant to execute a statement or certificate in a form requested by an existing or potential purchaser, lender or other party which may acquire the Premises or the Building Complex or hold a security interest in the Premises or the Building Complex, so long as such receiving entity is in serious negotiations with Landlord, or any other certificate or form as may be requested by Landlord.

          19.3 Any such certificate or statement referred to in this Article XIX may be relied upon by any such existing or potential purchaser, lender, other secured party, and Tenant's failure or refusal to execute and deliver such statement within such time shall, at the option of Landlord, constitute a default under this Lease.

          19.4 If Landlord desires to finance, refinance, or sell all or any portion of the real property of which the Building or the Premises are a part, Tenant hereby agrees to deliver to any lender or purchaser identified by Landlord as being in serious negotiations with Landlord, such financial statements and other documents and instruments of Tenant as may be reasonably required by any such lender or purchaser. If at the time Landlord requests such financial statements, Tenant's stock is not traded on a public stock exchange, Tenant may require that the recipients of such financial statements execute a confidentiality agreement in substantially the same form as is attached hereto as Exhibit I. Such statements shall include the last three
(3) years' financial statements of Tenant. All such financial statements and other information shall be received by Landlord and any such lender or purchaser in confidence, in accordance with the terms of such confidentiality agreement.

          19.5 Tenant acknowledges and agrees that Tenant's obligation to provide such certificates or statements constitutes a material inducement to Landlord to execute this Lease, and Tenant shall provide Landlord with such certificates and statements within five (5) days following Tenant's receipt of Landlord's written request therefor, but not more than once per year, except for any year in which a sale or refinancing of the Premises is being negotiated.


                                     ARTICLE XX
                           RIGHTS RESERVED BY LANDLORD

          20.1 Landlord expressly reserves all rights in and with respect to the Premises and the Building Complex not inconsistent with Tenant's use of the Premises as provided in this Lease, including (without in any way limiting the generality of the foregoing) all rights to the subsurface of the land more than five (5) feet below ground level, except where building improvements extend more than five (5) feet below ground level; and all rights to the airspace more than ten (10) feet above the roof of any building; and the rights to enter upon the Premises and the Building Complex upon prior written notice reasonably in advance of such entry for itself for the purpose of installing, using, maintaining, renewing and replacing such overhead or underground water, oil, gas, sewer drainage, and other pipe lines, and telephone, electric, power, television and other lines, cables and conduits as Landlord may deem desirable in connection with the development or use of any other property in the neighborhood of the Premises and the Building Complex, whether owned by Landlord or not, all of which pipelines, lines and conduits shall be buried to a sufficient depth or raised to a sufficient height so as not to interfere with the use or stability of the Premises. Landlord shall coordinate the time of such entry and the conduct of any such activities on the Premises with Tenant so as to minimize disruption to Tenant's ongoing business activities on the Premises.

                                ARTICLE XXI
                       COVENANT OF QUIET ENJOYMENT

          21.1 Landlord does hereby covenant, promise and agree to and with Tenant that Tenant, for so long as it is not in default hereof and is in compliance with all of the terms and conditions of this Lease, shall and may at all times peaceable and quietly have, hold, use, occupy and possess the Premises throughout the term of this Lease, subject to all of the terms and conditions of this Lease, without any molestation or eviction by Landlord or any persons claiming by or through Landlord.


                                 ARTICLE XXII
                                 RECORDATION

          22.1 Neither this Lease nor a short form of memorandum of this Lease shall be recorded in the office of any county recorder without Landlord's express written consent. In the event of any such recordation by Tenant, Tenant shall be solely responsible for any documentary transfer taxes or other taxes relating to or arising out of such recordation.


                            ARTICLE XXIII
                            SUBORDINATION

          23.1 Subject to Landlord's obtaining and providing to Tenant a "non-disturbance agreement" as provided in Paragraph 23.2, below, this Lease and Tenant's rights hereunder are and will remain subject and subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part (the "Property"), and, again, subject to such non-disturbance protection, to all increases, renewals, modifications, consolidations, replacements, and extensions thereof (collectively referred to as the "Mortgage"). If the holder of a Mortgage becomes the owner of the Property by reason of foreclosure or acceptance of a deed in lieu of foreclosure, at such holder's election Tenant will be bound to such holder or its successor-in-interest under all terms and conditions of this Lease, and Tenant will be deemed to have attorned to and recognized such holder or successor as Landlord's successor-in-interest for the remainder of the Lease Term or any extension thereof. The foregoing is self-operative and no further instrument of subordination and/or attornment will be necessary unless required by Landlord or the holder of a Mortgage, in which case Tenant will, within ten (10) days after written request, execute and deliver without charge any documents reasonably required by Landlord or such holder in order to confirm the subordination and attornment set forth above. Should the holder of a Mortgage request that this Lease and Tenant's rights hereunder be made superior, rather than subordinate, to the Mortgage, then Tenant will, within ten (10) days after written request, execute and deliver without charge such agreement as may be reasonably required by such holder in order to effectuate and evidence such superiority of the Lease to the Mortgage.

          23.2 If Tenant fails to execute and deliver any documents as and when required above, such failure will constitute a default under this Lease, entitling Landlord to the same rights and remedies as if such default were with respect to non-payment of Minimum Rent. With respect to each Mortgage that may encumber the Property at or after the commencement of the Lease Term, Landlord agrees that promptly following its receipt of written request by Tenant, Landlord will request the holder of the Mortgage, at Landlord's expense, to grant Tenant a "non-disturbance agreement," in the usual form used by such holder. The term "non-disturbance agreement" as used herein means, in general, an agreement that as long as Tenant is not in default under this Lease, this Lease will not be terminated if such holder acquires title to the Property by reason of foreclosure proceedings or acceptance of a deed in lieu of foreclosure, provided that Tenant attorns to such holder in accordance with such holder's requirements.


                                ARTICLE XXIV
                              SECURITY DEPOSIT

          24.1 As security for the faithful performance of the terms, covenants, conditions and provisions of this Lease, as well as to indemnify Landlord from any damages, costs, expenses, real estate brokerage commissions or attorneys' fees which Landlord may incur or suffer by reason of any default by Tenant, Tenant hereby agrees to deposit with Landlord, upon execution of this Lease, the sum set forth in Item 1.11 of the Basic Lease Provisions. Landlord shall not be required to keep said deposit separate from its general accounts. No interest shall be paid by Landlord to Tenant on said deposit, and no trust relationship is created between Landlord and Tenant with respect to the security deposit.

          24.2 In the event Tenant shall be in default hereof at any time prior to the end of the term hereof, then Landlord may apply all or any portion of the security deposit in payment of Landlord's costs, expenses, damages, real estate broker's commissions, and attorneys' fees in enforcing the terms, covenants, conditions and provisions hereof. Nothing herein contained shall be construed to mean that the recovery of damages by Landlord against Tenant shall be limited to the sum of the security deposit. In the event any portion or all of the security deposit is applied by Landlord in accordance with the foregoing, then Tenant shall immediately deposit with Landlord additional sums so that the security deposit in the hands of Landlord shall be at all times not less than the sum of the deposit herein provided for.

          24.3 Should the Lease Term and the occupancy of the Premises by Tenant fail to commence through no fault of Tenant, then Landlord shall return the security deposit and any prepaid rent then possessed by Landlord to Tenant within thirty (30) days after such event occurs. If this Lease should terminate for any reason other than the default of Tenant, Landlord shall return the security deposit to Tenant promptly after Landlord's inspection of the Premises and confirmation that the Premises are surrendered in the condition as required under the terms of this Lease.


                             ARTICLE XXV
                            HOLDING OVER

          25.1 If Tenant remains in possession of the Premises after the expiration of the Lease Term or any extension or renewal hereof, such holding over shall not operate to extend or renew this Lease but shall be construed as a tenancy from month-to-month which may be terminated by Landlord upon three (3) days' prior written notice if Tenant is then in default of this Lease, or by either party upon at least thirty (30) days' prior written notice directed to the end of a calendar month. Such month-to-month tenancy by Tenant shall be subject to all the terms and provisions of this Lease, except that the Minimum Rent payable during the period of holding over shall be one hundred twenty-five percent (125%) of the average monthly Minimum Rent payable by Tenant during the last twelve (12) months of the Lease Term or any extension or renewal thereof. Notwithstanding the foregoing, if Landlord notifies Tenant, in writing, that Landlord is in serious negotiations with another tenant for the Premises, then commencing the first day of the month following the month in which such notice is delivered to Landlord, Minimum Rent for such holdover period shall be one hundred fifty percent (150%) of the average monthly Minimum Rent payable by Tenant during the last twelve (12) months of the Lease Term or any extension or renewal thereof. Any options, rights, or privileges granted to Tenant, if any, to extend the Lease Term, to acquire the Premises, or re-lease the same, shall not be applicable during said period of holding over.


                                 ARTICLE XXVI
                                   GENERAL


          26.1 REMEDIES CUMULATIVE. The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision of this Lease.


          26.2 SUCCESSORS AND ASSIGNS. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns, subject to the provisions of this Lease.


          26.3 PAYMENTS AND INTEREST. Except as otherwise specifically provided in this Lease, each covenant, agreement or stipulation by a party hereto shall be performed at such party's own cost and expense, and without cost or expense to the other party. Any monetary obligations due from Tenant to Landlord which are not paid when due shall bear interest from the due date until paid to Landlord at the Lease Interest Rate. Such interest shall be paid at the time of payment of the principal obligation as a condition of remedy of such principal obligation. Any check tendered by Tenant which is dishonored by the drawee bank shall not constitute payment of any obligation under this Lease.


          26.4 LATE CHARGE. Tenant acknowledges that late payment of Minimum Rent and items designated in this Lease as additional rent will cause Landlord to incur costs and suffer damages not contemplated by this Lease, the exact amount of which will be impracticable to ascertain. Such costs and damages include, but are not limited to, late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises; additional administrative duties of Landlord's personnel in determining delinquent rents and attempts to collect such rents by reasonable means other than litigation; additional accounting and budgetary duties of Landlord's personnel; possible adverse effects on Landlord's credit rating resulting from impairment of Landlord's cash flow; and attorneys' fees resulting from consultations with counsel. Accordingly, if any installment of Minimum Rent or items designated as additional rent are not received by Landlord within ten (10) days after receipt of written notice that the same are due, Tenant shall pay Landlord, as additional rent, a late charge equal to five percent (5%) of such overdue amount. Landlord and Tenant agree that such late charge represents a fair, equitable, and reasonable estimate of the costs and damages Landlord will incur because of Tenant's late payment.


          26.5 LATE PAYMENTS AND IMPOUNDS. In the event that a late charge is payable pursuant to Paragraph 26.4, whether or not collected, for two (2) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance for the next twelve (12) months, rather than monthly, notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary. All monies paid to Landlord under this Paragraph may be intermingled with other monies of Landlord and shall not bear interest. All advance payments provided for in this Paragraph shall be deemed rent under this Lease.

          26.6 NOTICES. Any notice or demand required or permitted by law or by any of the provisions of this Lease shall be in writing. All notices or demands by either party shall be deemed to have been properly given upon delivery when served personally; two (2) business days after being deposited with the U.S. Postal Service when sent by registered or certified mail, postage prepaid; or by noon on the business day following the day of deposit with an overnight express-carrier when sent by overnight express service, such as Federal Express. Notices from Landlord to Tenant shall be given to Tenant at the address of the Premises. Notices or demands to Landlord shall be given to Landlord at 22010 Wilmington Avenue, Suite 400, Carson, California 90745. Either party hereto may change the place to which notices are to be given by advising the other party in writing.


          26.7 CAPTIONS. The headings or captions of Articles in this Lease are for convenience and reference only, and they in no way define, limit or describe the scope or intent of this Lease or the provisions of such Articles.


          26.8 PRONOUNS AND SINGULAR/PLURAL. Feminine or neuter pronouns shall be substituted for those masculine form or vice versa, and the plural shall be substituted for the singular number of vice versa, in the place or places herein where the context may require such substitution or substitutions.


          26.9 TIME OF ESSENCE. Time is hereby declared to be of the essence of this Lease and of each and every scheduled monetary or material non-monetary covenant, term, condition or provision hereof.


          26.10 REASONABLE CONSENT. Except for determinations expressly described as being in the "absolute discretion" of the applicable party, or for which this Lease otherwise establishes express standards, neither Landlord nor Tenant shall unreasonably withhold or delay any consent, approval or other determination provided for hereunder, and determinations subject to absolute discretion shall not be unreasonably delayed. In the event that either Landlord or Tenant disagrees with any determination made by the other hereunder (other than a determination in the absolute discretion of the determining party) and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within three (3) business days following such request. Furthermore, in addition to the foregoing, whenever the Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations, make allocations or other determinations, or otherwise exercise rights or fulfill obligations, Landlord and Tenant shall act reasonably and in good faith and take no action which might result in the frustration of the reasonable expectations of a sophisticated landlord and sophisticated tenant concerning the benefits to be enjoyed under this Lease. Landlord shall exercise its rights and perform its obligations hereunder, in such a way as to reasonably minimize any resulting interference with Tenant's use of the Premises, and Tenant shall exercise its rights and perform its obligations hereunder, and otherwise operate the Premises, except as provided under this Lease, in such a way as to reasonably minimize any resulting interference with Landlord's obligations.


          26.11 FAIR MEANING. The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning, and not strictly for nor against either Landlord or Tenant.


          26.12 ENTIRE AGREEMENT. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.


          26.13 NO ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than that stipulated herein for Minimum Rent, additional rent or any other charge shall be deemed to be other than on account of the earliest stipulated Minimum Rent, additional rent or other charge then due, nor shall any endorsement or statement on a check or letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to rights to recover the balance of such Minimum Rent, additional rent, or other charges or pursue any other remedy in this Lease, at law or in equity.


          26.14 CHOICE OF LAW. This Lease shall be governed by and construed pursuant to the laws of the State of California.


          26.15 NON-DISCRIMINATION. Tenant herein covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through it; and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, national origin, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises, nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of Tenant's lessees, sublessees or vendees on the Premises.


          26.16 COUNTERPARTS. This Lease may be executed in several counterparts, each of which shall constitute an original.


          26.17 CORPORATE RESOLUTION. Tenant shall deliver to Landlord, contemporaneously with delivery of this Lease executed by Tenant, a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease and naming the representatives authorized to execute this Lease on behalf of Tenant.


          26.18 REIMBURSEMENTS TO LANDLORD. If Tenant, or any third party on behalf of Tenant or with whom Tenant is engaged or contemplates engaging in business, requests that Landlord review or approve any drawings, specifications or engineering calculations respecting any improvements Tenant intends to install in the Premises or execute any agreement or written instrument; and if Landlord refers such matter to any architect, engineer, surveyor or other professional or administrative personnel of Landlord or to legal counsel for review and advice to Landlord, then Tenant agrees to reimburse Landlord as additional rent for all professional fees and costs incurred by Landlord at the actual cost thereof for persons not in the direct employ of Landlord, and at the rate of Fifty Dollars ($50.00) per hour for all time spent by professional and administrative persons in the direct employ of Landlord. Notwithstanding the foregoing, Tenant shall not be responsible for reimbursing Landlord for any such fees or costs relating to the installation of any of Tenant's improvements which occurs prior to the expiration of the sixth (6th) month of the Lease Term. If Tenant requests that Landlord consent to an assumption and/or assignment of this Lease or a subletting of the Premises to a third party for which Landlord's written consent is required, Tenant agrees to reimburse Landlord, as additional rent, for all time spent by Landlord's administrative and professional personnel, in reviewing the proposed form of all legal documents submitted by Tenant and preparing necessary additional legal documents, in evaluating the investigating the credit worthiness of the proposed assignee or subtenant, in inspecting the Premises to determine if the same is in the condition and state of repair as required by this Lease, in reviewing drawings and specifications for any additional improvements to be made to the Premises, and for any other action required in the reasonable judgment of Landlord. Landlord shall be reimbursed at the rate of Fifty Dollars ($50.00) per hour for the time spent by its administrative and professional personnel, and at the actual and reasonable cost of professional fees and costs incurred by Landlord for persons not in the direct employ of Landlord, for each such request made by Tenant. The hourly fee payable to Landlord's administrative and professional personnel under this Paragraph shall be increased by the percentage increase in the Consumer Price Index ("all items" index for urban wage earners and clerical workers, Los Angeles/Anaheim/Riverside area, 1982-84=100) on each anniversary date of the commencement of the term of this Lease.


          26.19 NO GUARD SERVICE. Tenant hereby acknowledges that the rent payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide any such service or measures. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees from acts of third parties.


          26.20 BROKERS. Tenant acknowledges its understanding that Landlord shall pay all brokerage commissions owing to CB Commercial Realty Group, Inc. ("Broker") in connection with the transaction contemplated by this Lease pursuant to a separate agreement. Landlord and Tenant each represent and warrant to the other that other than the Broker, no broker, agent, or finder negotiated or was instrumental in negotiating or consummating this Lease on its behalf and that it knows of no broker, agent, or finder, other than the Broker, who is, or might be, entitled to a commission or compensation in connection with this Lease. In the event of any such claims for additional brokers' or finders' fees or commissions in connection with the negotiation, execution or consummation of this Lease, then Landlord shall indemnify, save harmless and defend Tenant from and against such claims if they shall be based upon any statement, representation or agreement by Landlord, and Tenant shall indemnify, save harmless and defend Landlord if such claims shall be based upon any statement, representation or agreement made by Tenant.


          26.21 BROKERAGE COMMISSION. Tenant acknowledges its understanding that Landlord has paid a real estate brokerage commission for securing Tenant's tenancy at the Premises for the term of this Lease. If Tenant defaults under this Lease and discontinues paying the rent specified herein, Tenant shall, within thirty (30) days of such event, reimburse Landlord for the unamortized portion of such brokerage commission pursuant to the following formula:

Total amount of                         Number of months of
brokerage commission    x               unexpired lease term.
-----------------------------------------------------------------------
             Number of months of lease term

Notwithstanding the foregoing, Landlord shall not be entitled to recover such unamortized portions of the brokerage commission as provided in this Paragraph 26.21 if, following an uncured default under this Lease by Tenant, either (a) Landlord elects to pursue its remedy against Tenant pursuant to California Civil Code Section 1951.4, or (b) Landlord recovers the discounted present value of all rent payable for the entire term of the Lease pursuant to California Civil Code Section 1951.2. To the extent Landlord recovers the discounted present value of some, but not all, of the rent payable following the termination of this Lease resulting from Tenant's default, the number of months of such rent so recovered by Landlord shall be subtracted from the

"number of months of unexpired lease term" in the formula set forth above.


          26.22 LIMITATION OF LIABILITY. Tenant hereby agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord, Tenant's sole and exclusive remedy shall be against and shall be satisfied from the Landlord's equity interest in the Premises. This limitation shall not apply to any tort liability of Landlord to Tenant. Tenant agrees that the obligations of Landlord under this Lease do not constitute personal obligations of the individual directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability with respect to this Lease. Notwithstanding the foregoing, in the event Landlord places any mortgages or deeds of trust (collectively, "encumbrances") against the Premises in an aggregate amount of greater than eighty percent (80%) of the fair market value of the Premises, Tenant shall be entitled to proceed against the general assets of Landlord (but not any director, officer or shareholder of Landlord) to the extent of the amount by which the encumbrances exceed eighty percent (80%) of the fair market value of the Premises.


          26.23 PARKING. Tenant shall instruct and require that Tenant's employees, agents, visitors and business invitees park motor vehicles within the parking areas included in the Building Complex; and such employees, agents, visitors and invitees shall not park on the streets within the Watson Industrial Center. If there is insufficient parking area included on the Premises for parking of such motor vehicles, Tenant shall use its best efforts to obtain off-street parking privileges on other properties in the vicinity of the Premises.


          26.24 LEASE REVIEWED. Landlord and Tenant have carefully read and reviewed this Lease and each term and provision contained herein, and each of them has referred this Lease to its own legal counsel for review and advice as to the legal consequences of this Lease. Landlord and Tenant acknowledge their informed and voluntary consent thereto. Landlord and Tenant further agree that, at the time this Lease is executed, the terms of this Lease are commercially reasonable and effectuate the intent and purpose of Landlord and Tenant with respect to the Premises.


          26.25 FINANCIAL STATEMENTS. As a material inducement to Landlord's execution of this Lease, Tenant hereby represents and warrants that Tenant has furnished to Landlord the most current audited financial statements of Tenant prepared in accordance with generally accepted accounting principles in a manner consistently applied in each case. Throughout the Lease Term, Tenant shall, within ten (10) days following Landlord's request, provide Landlord with Tenant's then-current financial statements. Landlord shall maintain such financial statements in confidence, except for disclosure to prospective purchasers of the Premises and prospective lenders who are in serious negotiations with Landlord and whose loans would be secured in whole or in part by this Lease or the Premises. If at the time Landlord requests such financial statements, Tenant's stock is not traded on a public stock exchange, Tenant may require that the recipients of such financial statements execute a confidentiality agreement in substantially the same form as is attached hereto as Exhibit I.


          26.26 LEASE INTEREST RATE. As used in this Lease, the "Lease Interest Rate" shall be a rate equal to two percent (2%) per year in excess of the "Reference Rate" most recently announced by Bank of America, Los Angeles from time to time, provided however that if Bank of America ceases to announce such Reference Rate, then such rate shall be a rate comparable to such Reference

Rate; and provided further, however, that in no event shall the Lease Interest Rate exceed the highest lawful rate of interest permissible by law.


          26.27  TENANT'S SELF-INSURANCE.   So long as the tenant under this
Lease is Leiner Health Products Inc., Tenant shall be entitled to self-insure for business interruption losses and losses to Tenant's personal property, but in no event shall Tenant be permitted to self-insure for general liability risks for property insurance for the Premises. Any self-insurance shall be deemed to contain all of the terms and conditions applicable to such insurance as required in Article VIII including, without limitation, a full waiver of subrogation. If Tenant elects to so self-insure, then with respect to any claims which may result from incidents occurring during the Term, such self-insurance obligations shall survive the expiration or earlier termination of this Lease to the same extent as the insurance required would survive.


          26.28  LANDLORD BANKRUPTCY PROCEEDING.   If ownership of the
Premises or the Building Complex has been conveyed to a person other than:
(a) a lender pursuant to foreclosure of acceptance of a deed in lieu of foreclosure; (b) an institutional owner, such as a pension trust fund, life insurance company or commercial bank; or (c) a non-institutional owner headquartered in the state of California, then in the event that the obligations of Landlord under this Lease are not performed during the pendency of a bankruptcy or insolvency proceeding involving the Landlord as the debtor, or following the rejection of this Lease in accordance with
Section 365 of the United States Bankruptcy Code and the election of the Tenant to remain the possession of the Premises in a bankruptcy or insolvency proceeding involving the Landlord as the debtor, then notwithstanding any provision of this Lease to the contrary, Tenant shall have the right to set off against rents next due and owing under this Lease (i) any and all damages that it demonstrates to the Bankruptcy Court were caused by such nonperformance of the Landlord's obligation under this Lease by Landlord, debtor-in-possession, or the bankruptcy trustee, and (ii) any and all damages caused by the nonperformance of Landlord's obligations under this Lease following any rejection of this Lease in accordance with Section 365 of the United States Bankruptcy Code.

          26.29 WAIVER OF REDEMPTION BY TENANT; HOLDING OVER. Tenant hereby waives for Tenant and all those claiming under Tenant any right now or hereafter existing to redeem the Premises after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ pursuant to the California Code of Civil Procedure Section 729.010 through 729.090, but nothing in this Lease shall be deemed to constitute Tenant's waiver of its right to petition for relief from a forfeiture pursuant to California Code of Civil Procedure Section 1179 or California Civil Code Section 3275.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

"LANDLORD"                         "TENANT"

WATSON LAND COMPANY,               LEINER HEALTH PRODUCTS INC.,
a California corporation           a Delaware corporation


By: /s/                            By: /s/ Giffen H. Ott
   ----------------------------        ------------------------------
   Its:                                Its: Vice President, Manufacturing
      -------------------------             & Development
    ---------------------------
                                   By: /s/ Kevin J. Lanigan
                                       ------------------------------
                                       Its:  Executive VP/C.O.O.